[PROSPECTUS LOGO]

                                                            [MERRILL LYNCH LOGO]
                              Merrill Lynch Basic Value Fund, Inc.

                                                             October 27, 1998


                    THIS PROSPECTUS CONTAINS INFORMATION YOU SHOULD KNOW BEFORE INVESTING, INCLUDING INFORMATION ABOUT RISKS. PLEASE READ IT BEFORE YOU INVEST AND KEEP IT FOR FUTURE REFERENCE.

                    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[TABLE OF CONTENTS LOGO]


                                                             PAGE
[KEY FACTS LOGO]

KEY FACTS
-----------------------------------------------------------------
The Merrill Lynch Basic Value Fund at a Glance..............    3
Risk/Return Bar Chart.......................................    4
Fees and Expenses...........................................    5

[DETAILS ABOUT THE FUND LOGO]

DETAILS ABOUT THE FUND
-----------------------------------------------------------------
How the Fund Invests........................................    7
Investment Risks............................................    8

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT
-----------------------------------------------------------------
Merrill Lynch Select Pricing(SM) System.....................   11
How to Buy, Sell, Transfer and Exchange Shares..............   16
Participation in Merrill Lynch Fee-Based Programs...........   20

[MANAGEMENT OF THE FUND LOGO]

MANAGEMENT OF THE FUND
-----------------------------------------------------------------
Fund Asset Management.......................................   22
Financial Highlights........................................   23

[FOR MORE INFORMATION LOGO]

FOR MORE INFORMATION
-----------------------------------------------------------------
Shareholder Reports....................................Back Cover
Statement of Additional Information....................Back Cover


MERRILL LYNCH BASIC VALUE FUND, INC.

[KEY FACTS LOGO]

KEY FACTS

In an effort to help you better understand the many concepts involved in making an investment decision, we have defined the highlighted terms in this prospectus in the sidebar.

COMMON STOCK -- shares of ownership of a corporation.

THE MERRILL LYNCH BASIC VALUE FUND AT A GLANCE
--------------------------------------------------------------------------------

WHAT ARE THE FUND'S GOALS?

The Fund's main goal is growth of capital. In other words, it tries to choose investments that will increase in value. The Fund also seeks current income by usually choosing investments that pay dividends. However, the Fund's investments emphasize growth of capital more than current income. We cannot guarantee that the Fund will achieve its goals.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?


The Fund invests primarily in stocks that its management believes are undervalued, which means that their prices are less than Fund management believes they are worth. Fund management places particular emphasis on companies with below average price/earnings ratios that may pay above average dividends. The Fund purchases primarily COMMON STOCKS of U.S. companies in trying to meet its goals. The Fund may also invest in securities issued by foreign companies.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


As with any equity fund, the value of the Fund's investments -- and therefore the value of your Fund shares -- may fluctuate. These changes in the value of the Fund's investments may occur because the stock market in general is rising or falling. At other times, there are specific factors that may affect the value of a particular investment. Since foreign markets may differ significantly from U.S. markets in terms of both economic conditions and government regulation, investments in foreign securities involve special risks. If the value of the Fund's investments goes down, you may lose money.


WHO SHOULD INVEST?

The Fund may be an appropriate investment for you if you:

       - Are investing with long-term goals in mind, such as retirement or funding a child's education.

       - Want to diversify your portfolio.

       - Are willing to accept the risk that your investment may fluctuate over the short-term in exchange for the potential of higher long-term returns.

       - Are not looking for a significant amount of current income.


MERRILL LYNCH BASIC VALUE FUND, INC.                                           3

[KEY FACTS LOGO]

KEY FACTS

RISK/RETURN BAR CHART
--------------------------------------------------------------------------------

The bar chart and table shown below provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance for Class A shares from year to year over a 10-year period. Sales loads and account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. The table compares the average annual total returns for each class of the Fund's shares for one, five and ten years with those of the S&P 500 Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

[BAR CHART]


During the 10-year period shown in the bar chart, the highest return for a quarter was 16.16% (quarter ended March 31, 1991) and the lowest return for a quarter was -14.07% (quarter ended September 30, 1990). The Fund's year-to-date return as of September 30, 1998 was -0.64%.



     AVERAGE ANNUAL TOTAL
      RETURNS (AS OF THE
      CALENDAR YEAR ENDED          PAST        PAST      PAST 10 YEARS/
      DECEMBER 31, 1997)         ONE YEAR    5 YEARS     SINCE INCEPTION
-------------------------------------------------------------------------
Merrill Lynch Basic Value
Fund*  A                          22.68%      19.06%         15.47%+
-------------------------------------------------------------------------
       B                          24.20%      19.13%         13.77%++
-------------------------------------------------------------------------
       C                          27.19%       N/A           22.86%#
-------------------------------------------------------------------------
       D                          22.42%       N/A           21.76%#
-------------------------------------------------------------------------
S&P 500**                         33.36%      20.27%         18.05%
-------------------------------------------------------------------------


 * Includes sales charge.


** The S&P 500(R) is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Past performance is not predictive of future performance.


 + Data is presented for the ten years ended December 31, 1997; inception date is July 1, 1977.


++ Inception date is October 21, 1988. This performance does not reflect the effect of the conversion of Class B shares to Class D shares after approximately eight years.


 # Inception date is October 21, 1994.

4                                           MERRILL LYNCH BASIC VALUE FUND, INC.

UNDERSTANDING EXPENSES

Fund investors pay various fees and expenses, either directly or indirectly. Listed below are some of the main types of expenses, which all mutual funds may charge:

EXPENSES PAID DIRECTLY BY THE SHAREHOLDER:

SHAREHOLDER FEES -- fees paid directly from your investment. These include sales charges which you may pay when you buy or sell shares of the Fund.

EXPENSES PAID INDIRECTLY BY THE SHAREHOLDER (THESE COSTS ARE DEDUCTED FROM THE FUND'S TOTAL ASSETS):

ANNUAL FUND OPERATING EXPENSES -- expenses that cover the costs of operating the Fund.

MANAGEMENT FEE -- a fee paid to the Investment Adviser for managing the Fund. DISTRIBUTION FEES -- fees used to support the Fund's marketing and distribution efforts, such as compensating Financial Consultants.

ACCOUNT MAINTENANCE FEES -- fees used to compensate securities dealers for account maintenance activities.

FEES AND EXPENSES
--------------------------------------------------------------------------------

The Fund offers four different classes of shares. Although your money will be invested the same way no matter which class of shares you buy, there are differences among the fees and expenses associated with each class. Not everyone is eligible to buy every class. After determining which classes you are eligible to buy, decide which class best suits your needs. Your Merrill Lynch Financial Consultant can help you with this decision.
This table shows the different fees and expenses that you may pay if you buy and hold the different classes of shares of the Fund. Future expenses may be greater or less than those indicated below.

              SHAREHOLDER FEES:                     CLASS A   CLASS B(a)   CLASS C    CLASS D
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
purchases (as a percentage of offering price)      5.25%(b)   None        None       5.25%(b)
----------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load) (as a
percentage of original purchase price or
redemption proceeds, whichever is lower)           None(c)    4.0%(b)     1.0%(b)    None(c)
----------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) imposed on
Dividend Reinvestments                             None       None        None       None
----------------------------------------------------------------------------------------------
Redemption Fee                                     None       None        None       None
----------------------------------------------------------------------------------------------
Exchange Fee                                       None       None        None       None
----------------------------------------------------------------------------------------------
Maximum Account Fee                                None       None        None       None
----------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES:
----------------------------------------------------------------------------------------------
MANAGEMENT FEE(D)                                  0.40%      0.40%       0.40%      0.40%
----------------------------------------------------------------------------------------------
DISTRIBUTION AND/OR ACCOUNT MAINTENANCE
(12B-1) FEES(E)                                    None       1.00%       1.00%      0.25%
----------------------------------------------------------------------------------------------
Other Expenses (including transfer agency
fees)(f)                                           0.14%      0.16%       0.17%      0.14%
----------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(g)            0.54%      1.56%       1.57%      0.79%
----------------------------------------------------------------------------------------------

(a) Class B shares automatically convert to Class D shares about eight years after you buy them and will no longer be subject to distribution fees.
(b) Some investors may qualify for reductions in the sales charge (load).

(c) You may pay a deferred sales charge if you purchase $1 million or more and you redeem within one year.

(d) The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of net assets from $100 million to $200 million; and 0.40% of net assets above $200 million. For the fiscal year ended June 30, 1998, the Investment Adviser received a fee equal to 0.40% of the Fund's average daily net assets.
(e) If you hold Class B or Class C shares for a long time, it may cost you more in distribution (12b-1) fees than the maximum sales charge that you would have paid if you had bought one of the other classes.

(f) The Fund pays the Transfer Agent $11.00 for each Class A and Class D shareholder account and $14.00 for each Class B and Class C shareholder account and reimburses the Transfer Agent's out-of-pocket expenses. The Fund pays a 0.10% fee for certain accounts that participate in the Merrill Lynch Mutual Fund Advisor program. The Fund also pays a $0.20 monthly closed account charge, which is assessed upon all accounts that close during the year. This fee begins the month following the month the account is closed and ends at the end of the calendar year. For the fiscal year ended June 30, 1998, the Fund paid the Transfer Agent fees totaling $14,737,020. The Investment Adviser provides accounting services to the Fund at its cost. For the fiscal year ended June 30, 1998, the Fund reimbursed the Investment Adviser $483,549 for these services.

(g) In addition, Merrill Lynch may charge clients a processing fee (currently $5.35) when a client buys or redeems shares.

MERRILL LYNCH BASIC VALUE FUND, INC.
                                                                               5

[KEY FACTS LOGO]

KEY FACTS

EXAMPLES:

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

These examples assume that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year, that you pay the sales charges, if any, that apply to the particular class and that the Fund's operating expenses remain the same. This assumption is not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

EXPENSES IF YOU DID REDEEM YOUR SHARES:

                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
Class A                   $577             $689              $811             $ 1,167
---------------------------------------------------------------------------------------
Class B                   $559             $693              $850             $ 1,655*
---------------------------------------------------------------------------------------
Class C                   $260             $496              $855             $ 1,867
---------------------------------------------------------------------------------------
Class D                   $601             $764              $941             $ 1,452
---------------------------------------------------------------------------------------

EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

                         1 YEAR           3 YEARS           5 YEARS           10 YEARS
---------------------------------------------------------------------------------------
Class A                   $577             $689              $811             $ 1,167
---------------------------------------------------------------------------------------
Class B                   $159             $493              $850             $ 1,655*
---------------------------------------------------------------------------------------
Class C                   $160             $496              $855             $ 1,867
---------------------------------------------------------------------------------------
Class D                   $601             $764              $941             $ 1,452
---------------------------------------------------------------------------------------


* Assumes conversion to Class D shares approximately eight years after purchase. See note (a) to the Fees and Expenses table above.




6                                           MERRILL LYNCH BASIC VALUE FUND, INC.

[DETAILS ABOUT THE FUND LOGO] DETAILS ABOUT THE FUND

ABOUT THE PORTFOLIO MANAGER


Paul M. Hoffmann is a Senior Vice President and the portfolio manager of the Fund. Mr. Hoffmann has been a First Vice President of Merrill Lynch Asset Management since 1977. Mr. Hoffmann was a Vice President of Merrill Lynch Asset Management from 1976 to 1977 and has been a portfolio manager with the Investment Adviser since 1976. Mr. Hoffmann has been primarily responsible for the management of the Fund's portfolio since 1977.


ABOUT THE INVESTMENT ADVISER
The Fund is managed by Fund Asset Management.

HOW THE FUND INVESTS
--------------------------------------------------------------------------------

The Fund's main goal is growth of capital. The Fund also seeks income, but its investments emphasize growth of capital more than income. The Fund tries to achieve its goals by investing in a diversified portfolio consisting primarily of common stocks. In selecting securities, Fund management emphasizes stocks that it believes are undervalued. Fund management places particular emphasis on companies with below-average price/earnings ratios that may pay above-average dividends. Fund management may also determine a company is undervalued if its stock price is down because of temporary factors that Fund management believes the company will recover from.

The Fund follows a basic contrary opinion, out-of-favor investment style. Fund management believes that favorable changes in market prices are more likely to occur when:

       - Stocks are out of favor.

       - Company earnings are depressed.

       - Price/earnings ratios are relatively low.

       - Investment expectations are limited.

       - There is no general interest in a security or industry.

On the other hand, Fund management believes that negative developments are more likely to occur when:

       - Investment expectations are generally high.

       - Stock prices are advancing or have advanced rapidly.

       - Price/earnings ratios have been inflated.

       - An industry or security continues to become popular among investors.

In other words, Fund management believes that stocks with relatively high price/earnings ratios are more vulnerable to price declines from unexpected adverse developments. At the same time, stocks with relatively low price/earnings ratios are more likely to benefit from favorable but generally unanticipated events. Thus, the Fund may invest a large part of its net assets in stocks that have weak research ratings.

The Fund may invest up to 25% of its total assets in the securities of foreign companies. The Fund may also lend its securities and may buy securities that are convertible into common stock. The Fund will normally invest a portion

MERRILL LYNCH BASIC VALUE FUND, INC.                                           7

[DETAILS ABOUT THE FUND LOGO]

DETAILS ABOUT THE FUND


of its assets in short-term debt securities, such as commercial paper. As a temporary measure for defensive purposes, the Fund may invest more heavily in these securities, without limitation. The Fund may also increase its investment in these securities when Fund management is unable to find enough attractive long-term investments, to reduce exposure to equities when management believes it is advisable to do so, or to meet redemptions. Investments in short-term debt securities can be sold easily and have limited risk of loss but earn only limited returns.



The Fund may use many different investment strategies and it has certain investment restrictions, all of which are explained in the Fund's Statement of Additional Information. If you would like to learn more about how the Fund may invest, request the Statement of Additional Information.


INVESTMENT RISKS
--------------------------------------------------------------------------------

This section contains a summary discussion of the general risks of investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will meet its goals or that the Fund's performance will be positive for any period of time.

STOCK MARKET AND SELECTION RISK -- Stock market risk is the risk that the stock market will go down in value, including the possibility that the market will go down sharply and unpredictably. Selection risk is the risk that the investments that Fund management selects will underperform the stock market or other funds with similar investment objectives and investment strategies.

FOREIGN MARKET RISK -- Since the Fund may invest in foreign securities, it offers the potential for more diversification than an investment only in the United States. This is because stocks traded on foreign markets have often (though not always) performed differently than stocks in the United States. However, such investments involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In

 8                                          MERRILL LYNCH BASIC VALUE FUND, INC.

particular, investment in foreign securities involves the following risks, which are generally greater for investments in emerging markets:

       - The economies of certain foreign markets often do not compare favorably with that of the United States in areas such as growth of gross national product, reinvestment of capital, resources, and balance of payments. Some of these economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.

       - Investments in foreign markets may be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.

       - The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations.

       - Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

       - Because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may go up and down more than prices of securities traded in the United States.

MERRILL LYNCH BASIC VALUE FUND, INC.                                           9

[DETAILS ABOUT THE FUND LOGO]

DETAILS ABOUT THE FUND


       - Non-U.S. markets have different clearance and settlement procedures. In certain markets, settlements may be unable to keep pace with the volume of securities transactions, which may cause delays. If there is a settlement delay, the Fund's assets may be uninvested and not earning returns. The Fund also may miss investment opportunities or be unable to dispose of a security because of these delays.


EUROPEAN ECONOMIC AND MONETARY UNION (EMU)

A number of European countries have agreed to enter into EMU in an effort to reduce trade barriers between themselves and eliminate fluctuations in their currencies. EMU establishes a single European currency (the euro), which will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all initial EMU participants by July 1, 2002. Upon introduction of the euro, certain securities (beginning with government and corporate bonds) will be redenominated in the euro. Thereafter, these securities will trade and make dividend and other payments only in euros. Like other investment companies and business organizations, including the companies in which the Fund invests, the Fund could be adversely affected:

       - If the euro, or EMU as a whole, does not take effect as planned.

       - If a participating country withdraws from EMU.

       - If the computing, accounting and trading systems used by the Fund's service providers, or by other entities with which the Fund or its service providers do business, are not capable of recognizing the euro as a distinct currency beginning with euro conversion.

 10                                         MERRILL LYNCH BASIC VALUE FUND, INC.

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT

MERRILL LYNCH SELECT PRICING(SM) SYSTEM
--------------------------------------------------------------------------------

The Fund offers four share classes, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio. When you choose your class of shares you should consider the size of your investment and how long you plan to hold your shares. Your Merrill Lynch Financial Consultant can help you determine which share class is best suited to your personal financial goals.


For example, if you select Class A or D shares, you generally pay a sales charge at the time of purchase. If you buy Class D shares, you also pay an ongoing account maintenance fee of 0.25%. You may be eligible for a sales charge waiver.



If you select Class B or C shares, you will invest the full amount of your purchase price, but you will be subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. In addition, you may be subject to a deferred sales charge when you sell Class B or C shares.



The Fund's shares are distributed by Merrill Lynch Funds Distributor, a division of Princeton Funds Distributor, Inc., an affiliate of Merrill Lynch.


MERRILL LYNCH BASIC VALUE FUND, INC.                                          11

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT

The table below summarizes key features of the Merrill Lynch Select Pricing(SM) System.


                                   CLASS A                       CLASS B                       CLASS C
---------------------------------------------------------------------------------------------------------------
Availability               Limited to certain            Generally available           Generally available
                           investors including:          through Merrill Lynch.        through Merrill Lynch.
                           - Current Class A             Limited availability          Limited availability
                             shareholders                through other securities      through other securities
                           - Certain Retirement          dealers.                      dealers.
                             Plans
                           - Participants in certain
                             Merrill Lynch sponsored
                             programs
                           - Certain affiliates of
                             Merrill Lynch.
---------------------------------------------------------------------------------------------------------------
Initial Sales Charge?      Yes. Payable at time of       No. Entire purchase           No. Entire purchase
                           purchase. Lower sales         price is invested in          price is invested in
                           charges available for         shares of the Fund.           shares of the Fund.
                           larger investments.
---------------------------------------------------------------------------------------------------------------
Deferred Sales             No. (May be charged for       Yes. Payable if you           Yes. Payable if you
Charge?                    purchases over $1             redeem within four years      redeem within one year
                           million that are              of purchase.                  of purchase.
                           redeemed within one
                           year.)
---------------------------------------------------------------------------------------------------------------
Account Maintenance        No.                           0.25% Account                 0.25% Account
and Distribution                                         Maintenance Fee 0.75%         Maintenance Fee 0.75%
Fees?                                                    Distribution Fee.             Distribution Fee.
---------------------------------------------------------------------------------------------------------------
Conversion to Class D      No.                           Yes, automatically after      No.
shares?                                                  approximately eight
                                                         years.
---------------------------------------------------------------------------------------------------------------

                               CLASS D
------------------------------------------------------------------------
Availability           Generally available
                       through Merrill Lynch.
                       Limited availability
                       through other securities
                       dealers.
------------------------------------------------------------------------
Initial Sales Charge?  Yes. Payable at time of
                       purchase. Lower sales
                       charges available for
                       larger investments.
------------------------------------------------------------------------
Deferred Sales         No. (May be charged for
Charge?                purchases over $1
                       million that are
                       redeemed within one
                       year.)
------------------------------------------------------------------------
Account Maintenance    0.25% Account
and Distribution       Maintenance Fee No
Fees?                  Distribution Fee.
------------------------------------------------------------------------
Conversion to Class D  No.
shares?
------------------------------------------------------------------------


 12                                         MERRILL LYNCH BASIC VALUE FUND, INC.

RIGHT OF ACCUMULATION -- permits you to pay the sales charge that would apply to the cost or value (whichever is higher) of all shares you own in the Merrill Lynch mutual funds that offer Select Pricing options.

LETTER OF INTENT -- permits you to pay the sales charge that would be applicable if you add up all shares of Merrill Lynch Select Pricing System funds that you agree to buy within a 13 month period. Certain restrictions apply.


CLASS A AND CLASS D SHARES -- INITIAL SALES CHARGE OPTIONS


If you select Class A or Class D shares, you will pay a sales charge at the time of purchase.

                                                                           DEALER
                                                                        COMPENSATION
                                 AS A % OF            AS A % OF           AS A % OF
      YOUR INVESTMENT          OFFERING PRICE     YOUR INVESTMENT*     OFFERING PRICE
--------------------------------------------------------------------------------------
Less than $25,000                  5.25%                5.54%               5.00%
--------------------------------------------------------------------------------------
$25,000 but less than
$50,000                            4.75%                4.99%               4.50%
--------------------------------------------------------------------------------------
$50,000 but less than
$100,000                           4.00%                4.17%               3.75%
--------------------------------------------------------------------------------------
$100,000 but less than
$250,000                           3.00%                3.09%               2.75%
--------------------------------------------------------------------------------------
$250,000 but less than
$1,000,000                         2.00%                2.04%               1.80%
--------------------------------------------------------------------------------------
$1,000,000 and over**              0.00%                0.00%               0.00%
--------------------------------------------------------------------------------------

 * Rounded to the nearest one-hundredth percent.

** If you invest $1,000,000 or more in Class A or Class D shares, you may not pay an initial sales charge. However, if you redeem your shares within one year after purchase, you may be charged a deferred sales charge. This charge is 1% of the lesser of the original cost of the shares being redeemed or your redemption proceeds. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain employer sponsored retirement or savings plans.

No initial sales charge applies to Class A or Class D shares that you buy through reinvestment of dividends or distributions.

A reduced or waived sales charge on a purchase of Class A or Class D shares may apply for:

       - Purchases under a RIGHT OF ACCUMULATION or
         LETTER OF INTENT.
       - Merrill Lynch Blueprint(SM) Program participants.
       - TMA(SM) Managed Trusts.
       - Certain Merrill Lynch investment or central asset accounts.
       - Certain employer-sponsored retirement or savings plans.
       - Purchases using proceeds from the sale of certain Merrill Lynch closed-end funds under certain circumstances.

MERRILL LYNCH BASIC VALUE FUND, INC.                                          13

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT

       - Certain investors, including directors of Merrill Lynch mutual funds and Merrill Lynch employees.
       - Certain Merrill Lynch fee-based programs.


Only certain investors are eligible to buy Class A shares. Your Merrill Lynch Financial Consultant can help you determine whether you are eligible to buy Class A shares or to participate in any of these programs.


If you decide to buy shares under the initial sales charge alternative and you are eligible to buy both Class A and Class D shares, you should buy Class A since Class D shares are subject to an account maintenance fee, while Class A shares are not.

If you redeem Class A or Class D shares and within 30 days buy new shares of the same class, you will not pay a sales charge on the new purchase amount. The amount eligible for this "Reinstatement Privilege" may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your Merrill Lynch Financial Consultant or the Fund's Transfer Agent at 1-800-MER-FUND.

CLASS B AND CLASS C SHARES -- DEFERRED SALES CHARGE OPTIONS


If you select Class B or Class C shares, you do not pay an initial sales charge at the time of purchase. However, if you redeem your Class B shares within four years after purchase or your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution fees of 0.75% and account maintenance fees of 0.25% each year under a distribution plan that the Fund has adopted under Rule 12b-1. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying an initial sales charge. The Distributor uses the money that it receives from the deferred sales charges and the distribution fees to cover the costs of marketing, advertising and compensating the Merrill Lynch Financial Consultant or other securities dealer who assists you in purchasing Fund shares.


CLASS B SHARES

If you redeem Class B shares within four years after purchase, you may be charged a deferred sales charge. The amount of the charge gradually

 14                                         MERRILL LYNCH BASIC VALUE FUND, INC.

decreases as you hold your shares over time, according to the following schedule:

 YEARS SINCE PURCHASE     SALES CHARGE*
-----------------------------------------
0 - 1                    4.00%
-----------------------------------------
1 - 2                    3.00%
-----------------------------------------
2 - 3                    2.00%
-----------------------------------------
3 - 4                    1.00%
-----------------------------------------
4 AND THEREAFTER         0.00%
-----------------------------------------

* The percentage charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. Shares acquired through reinvestment of dividends or distributions are not subject to a deferred sales charge. Not all Merrill Lynch funds have identical deferred sales charge schedules. If you exchange your shares for shares of another fund, the higher charge will apply.

The deferred sales charge relating to Class B shares will be reduced or waived in certain circumstances, such as:

       - Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1/2 years old.
       - Redemption by certain eligible 401(a) and 401(k) plans and group plans participating in the Merrill Lynch Blueprint Program and certain retirement plan rollovers.
       - Redemption in connection with participation in certain Merrill Lynch fee-based programs.

       - Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year of death or disability or, if later, reasonably promptly following completion of probate.

       - Withdrawal through the Merrill Lynch Systematic Withdrawal Plan of up to 10% per year of your Class B account value at the time the plan is established.

       - Withdrawals resulting from closure by Merrill Lynch of the account in which shares of the Fund are held.


Your Class B shares convert automatically into Class D shares approximately eight years after purchase. Any Class B shares received through reinvestment of dividends or distributions paid on converting shares will also convert at that time. Class D shares are subject to lower annual expenses than Class B shares. The conversion of Class B to Class D shares is not a taxable event for federal income tax purposes.

MERRILL LYNCH BASIC VALUE FUND, INC.                                          15

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT

Different conversion schedules apply to Class B shares of different Merrill Lynch mutual funds. For example, Class B shares of a fixed-income fund convert approximately ten years after purchase compared to approximately eight years for equity funds. If you acquire your Class B shares in an exchange from another fund with a shorter conversion schedule, the Fund's eight year conversion schedule will apply. If you exchange your Class B shares in the Fund for Class B shares of a fund with a longer conversion schedule, the other fund's conversion schedule will apply. The length of time that you hold both the original and exchanged Class B shares in both funds will count toward the conversion schedule. The conversion schedule may be modified in certain other cases as well.


If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%. The charge will apply to the lesser of the original cost of the shares being redeemed or the proceeds of your redemption. You will not be charged a deferred sales charge when you redeem shares that you acquire through reinvestment of Fund dividends or distributions. The deferred sales charge relating to Class C shares will be reduced or waived in the same circumstances as Class B shares.


Class C shares do not offer a conversion privilege.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES
--------------------------------------------------------------------------------

The chart below summarizes how to buy, sell, transfer and exchange shares through Merrill Lynch or other securities dealers. You may also buy shares through the Transfer Agent. To learn more about buying shares through the Transfer Agent, call 1-800-MER-FUND. Because the selection of a mutual fund involves many considerations, your Merrill Lynch Financial Consultant may help you with this decision.

 16                                         MERRILL LYNCH BASIC VALUE FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Buy Shares               First, select the share class              Refer to the Merrill Lynch Select Pricing table on page 12.
                         appropriate for you                        Be sure to read this prospectus carefully.
                         -------------------------------------------------------------------------------------------------------
                         Next, determine the amount of your         The minimum initial investment for the Fund is $1,000 for
                         investment                                 all accounts except:     - $250 for certain Merrill Lynch
                                                                    fee-based programs
                                                                    - $100 for retirement plans
                                                                    (The minimums for initial investments may be waived under
                                                                    certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer            net asset value after your order is placed. Any purchase
                         submit your purchase order                 orders placed within fifteen minutes after the close of
                                                                    business on the New York Stock Exchange will be priced at
                                                                    the net asset value determined that day.
                                                                    Purchase orders placed after that time will be priced at the net asset value determined on the next business day. The
                                                                    Fund may reject any order to buy shares and may suspend the sale of shares at any time. Merrill Lynch may charge a
                                                                    processing fee to confirm a purchase. This fee is currently
                                                                    $5.35.
                         -------------------------------------------------------------------------------------------------------
                         Or contact the Transfer Agent              You can purchase shares of the Fund directly by mailing a
                                                                    purchase order to the Transfer Agent at the address on the inside back cover of this prospectus.
--------------------------------------------------------------------------------------------------------------------------------
Add to Your              Purchase additional shares                 The minimum investment for additional purchases is $50 for
Investment                                                          all accounts except that retirement plans have a minimum
                                                                    additional purchase of $1. (The minimums for additional
                                                                    purchases may be waived under certain circumstances.)
                         -------------------------------------------------------------------------------------------------------
                         Acquire additional shares through the      All dividends and capital gains distributions are
                         automatic dividend reinvestment plan       automatically reinvested without a sales charge.
                         -------------------------------------------------------------------------------------------------------
                         Participate in the automatic               You may invest a specific amount on a periodic basis through
                         investment plan                            certain Merrill Lynch investment or central asset accounts.
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a participating                You may transfer your Fund shares only to another securities
Another Securities       securities dealer                          dealer that has entered into an agreement with Merrill
Dealer                                                              Lynch. All shareholder services will be available for the
                                                                    transferred shares. You may only purchase additional shares of funds previously owned before the transfer. All future
                                                                    trading of these assets must be coordinated by the receiving firm.
--------------------------------------------------------------------------------------------------------------------------------

                                              MERRILL LYNCH BASIC VALUE FUND,
INC.

[YOUR ACCOUNT LOGO]

Your Account


  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Transfer Shares to       Transfer to a non-participating            You must either:
Another Securities       securities dealer                          - Transfer your shares to an account with the Transfer
Dealer (continued)                                                    Agent; or
                                                                    - Sell your shares.
--------------------------------------------------------------------------------------------------------------------------------
Sell Your Shares         Have your Merrill Lynch Financial          The price of your shares is based on the next calculation of
                         Consultant or securities dealer            net asset value after your order is placed. For your
                         submit your sales order                    redemption request to be priced at the net asset value on
                                                                    the day of your request, you must submit your request to
                                                                    your dealer within fifteen minutes after that day's close of business on the New York Stock Exchange (generally 4:00 p.m.
                                                                    Eastern time). Any redemption request placed after that time will be priced at the net asset value at the close of
                                                                    business on the next business day. Dealers must submit
                                                                    redemption requests to the Fund not more than thirty minutes after the close of business on the New York Stock Exchange on the day the request was received.
                                                                    Securities dealers, including Merrill Lynch, may charge a
                                                                    fee to process a redemption of shares. Merrill Lynch
                                                                    currently charges a fee of $5.35. No processing fee is
                                                                    charged if you redeem shares directly through the Transfer
                                                                    Agent.
                                                                    The Fund may reject an order to sell shares under certain
                                                                    circumstances.
                         -------------------------------------------------------------------------------------------------------
                         Sell through the Transfer Agent            You may sell shares held at the Transfer Agent by writing to the Transfer Agent at the address on the inside back cover of this prospectus. All shareholders on the account must
                                                                    sign the letter and signatures must be guaranteed. If you
                                                                    hold stock certificates, return the certificates with the
                                                                    letter. The Transfer Agent will normally mail redemption
                                                                    proceeds within seven days following receipt of a properly completed request. If you make a redemption request before the Fund has collected payment for the purchase of shares, the Fund or the Transfer Agent may delay mailing your
                                                                    proceeds. This delay will usually not exceed ten days.
                                                                    If you hold share certificates, they must be delivered to
                                                                    the Transfer Agent before they can be converted. Check with the Transfer Agent or your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------


 18                                         MERRILL LYNCH BASIC VALUE FUND, INC.

  IF YOU WANT TO                     YOUR CHOICES                              INFORMATION IMPORTANT FOR YOU TO KNOW
--------------------------------------------------------------------------------------------------------------------------------
Sell Shares              Participate in the Fund's Systematic       You can choose to receive systematic payments from your Fund
Systematically           Withdrawal Plan                            account either by check or through direct deposit to your
                                                                    bank account on a monthly or quarterly basis. If you have a
                                                                    Merrill Lynch CMA(R), CBA(R) or Retirement Account you can
                                                                    arrange for systematic redemptions of a fixed dollar amount on a monthly, bi-monthly, quarterly, semi-annual or annual basis, subject to certain conditions. Under either method
                                                                    you must have dividends and other distributions
                                                                    automatically reinvested. For Class B and C shares your
                                                                    total annual withdrawals cannot be more than 10% per year of the value of your shares at the time your plan is
                                                                    established. The deferred sales charge is waived for
                                                                    systematic redemptions. Ask your Merrill Lynch Financial
                                                                    Consultant for details.
--------------------------------------------------------------------------------------------------------------------------------
Exchange Your            Select the fund into which you want        You can exchange your shares of the Fund for shares of many
Shares                   to exchange. Be sure to read that          other Merrill Lynch mutual funds. You must have held the
                         fund's prospectus                          shares used in the exchange for at least 15 calendar days
                                                                    before you can exchange to another fund.

                                                                    Each class of Fund shares is generally exchangeable for
                                                                    shares of the same class of another fund. If you own Class A shares and wish to exchange into a fund in which you have no
                                                                    Class A shares, you will exchange into Class D shares.

                                                                    Some of the Merrill Lynch mutual funds impose a different
                                                                    initial or deferred sales charge schedule. If you exchange
                                                                    Class A or D shares for shares of a fund with a higher
                                                                    initial sales charge than you originally paid, you will be charged the difference at the time of exchange. If you
                                                                    exchange Class B shares for shares of a fund with a
                                                                    different deferred sales charge schedule, the higher
                                                                    schedule will apply. The time you hold Class B or C shares in both funds will count when determining your holding
                                                                    period for calculating a deferred sales charge at
                                                                    redemption. If you exchange Class A or D shares for money
                                                                    market fund shares, you will receive Class A shares of
                                                                    Summit Cash Reserves Fund. Class B or C shares of the Fund will be exchanged for Class B shares of Summit.

                                                                    Although there is currently no limit on the number of
                                                                    exchanges that you can make, the exchange privilege may be modified or terminated at any time in the future.
--------------------------------------------------------------------------------------------------------------------------------


                      MERRILL LYNCH BASIC VALUE FUND, INC.                    19

[YOUR ACCOUNT LOGO]

YOUR ACCOUNT

NET ASSET VALUE -- the market value of the Fund's total assets after deducting liabilities, divided by the number of shares outstanding.

HOW SHARES ARE PRICED
--------------------------------------------------------------------------------


When you buy shares, you pay the NET ASSET VALUE, plus any applicable sales charge. This is the offering price. Shares are also redeemed at their net asset value, minus any applicable deferred sales charge. The Fund calculates its net asset value (generally by using market quotations) each day the New York Stock Exchange is open, fifteen minutes after the close of business on the Exchange (the Exchange generally closes at 4:00 p.m. Eastern time). The net asset value used in determining your price is the next one calculated after your purchase or redemption order is placed. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares.


Generally, Class A shares will have the highest net asset value because that class has the lowest expenses, and Class D shares will have a higher net asset value than Class B or Class C shares. Also dividends paid on Class A and Class D shares will generally be higher than dividends paid on Class B and Class C shares because Class A and Class D shares have lower expenses.

PARTICIPATION IN MERRILL LYNCH FEE-BASED PROGRAMS
--------------------------------------------------------------------------------

If you participate in certain fee-based programs offered by Merrill Lynch, you may be able to buy Class A shares at net asset value, including by exchanges from other share classes. Sales charges on the shares being exchanged may be reduced or waived under certain circumstances.

You generally cannot transfer shares held through a fee-based program into another account. Instead, you will have to redeem your shares held through the program and purchase shares of another class, which may be subject to distribution and account maintenance fees. This may be a taxable event and you will pay any applicable sales charges.

If you leave one of these programs, your shares may be redeemed or automatically exchanged into another class of Fund shares or into a money market fund. The class you receive may be the class you originally owned when you entered the program, or in certain cases, a different class. If the exchange is into Class B shares, the period before conversion to Class D shares may be modified. Any redemption or exchange will be at net asset value. However, if you participate in the program for less than a specified period, you may be charged a fee in accordance with the terms of the program.

 20                                         MERRILL LYNCH BASIC VALUE FUND, INC.

DIVIDENDS -- income paid to shareholders. Dividends may be reinvested in additional Fund shares as they are paid.

DISTRIBUTIONS -- capital gains paid to shareholders. Distributions may be reinvested in additional Fund shares as they are paid.

"BUYING A DIVIDEND"
Unless your investment is in a tax- deferred account, you may want to avoid buying shares shortly before the Fund pays a dividend or distribution. The reason? If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Before investing you may want to consult your tax adviser.

Details about these features and the relevant charges are included in the client agreement for each fee-based program and are available from your Merrill Lynch Financial Consultant.

DIVIDENDS, CAPITAL GAINS AND TAXES
--------------------------------------------------------------------------------


The Fund will distribute any net investment income and any net realized capital gains semi-annually. If your account is with Merrill Lynch and you would like to receive DIVIDENDS and DISTRIBUTIONS in cash, contact your Merrill Lynch Financial Consultant. If your account is with the Transfer Agent and you would like to receive dividends and distributions in cash, contact the Transfer Agent.



You will pay tax on dividends and distributions from the Fund whether you receive them in cash or additional shares. If you redeem Fund shares or exchange them for shares of another fund, any gain on the transaction may be subject to tax. The Fund intends to make distributions that will either be taxed as ordinary income or capital gains. Capital gains are taxed at different rates than ordinary income.


If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, the Fund's ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

By law, the Fund must withhold 31% of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

This section summarizes some of the consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

MERRILL LYNCH BASIC VALUE FUND, INC.                                          21

[MANAGEMENT OF THE FUND ICON] Management of the Fund

FUND ASSET MANAGEMENT
--------------------------------------------------------------------------------

Fund Asset Management, the Fund's Investment Adviser, manages the Fund's investments and its business operations under the overall supervision of the Fund's Board of Directors. The Investment Adviser has the responsibility for making all investment decisions for the Fund. The Investment Adviser has a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited, an affiliate, under which the Investment Adviser may pay a fee for services it receives. The Fund pays the Investment Adviser a fee at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of net assets from $100 million to $200 million; and 0.40% of net assets above $200 million. For the fiscal year ended June 30, 1998 the Investment Adviser received a fee equal to 0.40% of the Fund's average daily net assets.

Fund Asset Management is part of Merrill Lynch Asset Management Group, which had approximately $467 billion in investment company and other portfolio assets under management as of September 1998. This amount includes assets managed for Merrill Lynch affiliates.

A NOTE ABOUT YEAR 2000

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund management that they also expect to resolve the Year 2000 Problem, and the Fund management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests, and this could hurt the Fund's investment returns.

22                                         MERRILL LYNCH BASIC VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The Financial Highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.

                                                       CLASS A                                          CLASS B
                         -------------------------------------------------------------------   -------------------------
                                             FOR THE YEAR ENDED JUNE 30,                       FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN   -------------------------------------------------------------------   -------------------------
   NET ASSET VALUE:         1998+         1997+         1996          1995          1994          1998+         1997+
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE:
--------------------------------------------------------------------------------------------
Net asset value,
beginning of year             $36.50        $30.22        $26.44        $23.17        $23.31        $35.89        $29.76
--------------------------------------------------------------------------------------------
Investment
income -- net                    .83           .81           .80           .74           .62           .43           .48
--------------------------------------------------------------------------------------------
Realized and unrealized
gain on investments and
foreign currency
transactions -- net             7.23          7.66          4.31          4.01           .67          7.11          7.55
--------------------------------------------------------------------------------------------
Total from investment
operations                      8.06          8.47          5.11          4.75          1.29          7.54          8.03
--------------------------------------------------------------------------------------------
Less dividends and
distributions:
 Investment
 income -- net                  (.78)         (.80)         (.76)         (.69)         (.70)         (.42)         (.51)
 Realized gain on
 investments -- net            (2.23)        (1.39)         (.57)         (.79)         (.73)        (2.23)        (1.39)
--------------------------------------------------------------------------------------------
Total dividends and
distributions                  (3.01)        (2.19)        (1.33)        (1.48)        (1.43)        (2.65)        (1.90)
--------------------------------------------------------------------------------------------
Net asset value, end of
year                          $41.55        $36.50        $30.22        $26.44        $23.17        $40.78        $35.89
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT
RETURN:*
--------------------------------------------------------------------------------------------
Based on net asset
value per share                23.23%        29.95%        19.92%        21.67%         5.68%        21.97%        28.67%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
--------------------------------------------------------------------------------------------
Expenses                         .54%          .55%          .56%          .59%          .53%         1.56%         1.57%
--------------------------------------------------------------------------------------------
Investment
income -- net                   2.14%         2.54%         2.88%         3.19%         2.76%         1.13%         1.53%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)           $ 5,888,853   $ 4,921,834   $ 3,587,558   $ 2,834,652   $ 2,272,983   $ 4,976,004   $ 4,088,755
--------------------------------------------------------------------------------------------
Portfolio turnover             17.79%        13.00%        13.94%        11.69%        21.79%        17.79%        13.00%
--------------------------------------------------------------------------------------------

                                         CLASS B
                         ---------------------------------------
                             FOR THE YEAR ENDED JUNE 30,
INCREASE (DECREASE) IN   ---------------------------------------
   NET ASSET VALUE:         1996          1995          1994
PER SHARE OPERATING
PERFORMANCE:
----------------------------------------------------------------------------
Net asset value,
beginning of year             $26.08        $22.87        $23.04
--------------------------------------------------------------------------------------------
Investment
income -- net                    .53           .53           .42
--------------------------------------------------------------------------------------------
Realized and unrealized
gain on investments and
foreign currency
transactions -- net             4.23          3.93           .62
--------------------------------------------------------------------------------------------
Total from investment
operations                      4.76          4.46          1.04
--------------------------------------------------------------------------------------------
Less dividends and
distributions:
 Investment
 income -- net                  (.51)         (.46)         (.48)
 Realized gain on
 investments -- net             (.57)         (.79)         (.73)
--------------------------------------------------------------------------------------------
Total dividends and
distributions                  (1.08)        (1.25)        (1.21)
--------------------------------------------------------------------------------------------
Net asset value, end of
year                          $29.76        $26.08        $22.87
--------------------------------------------------------------------------------------------
TOTAL INVESTMENT
RETURN:*
--------------------------------------------------------------------------------------------
Based on net asset
value per share                18.71%        20.45%         4.61%
--------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
--------------------------------------------------------------------------------------------
Expenses                        1.58%         1.61%         1.55%
--------------------------------------------------------------------------------------------
Investment
income -- net                   1.86%         2.16%         1.75%
--------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------
Net assets, end of year
(in thousands)           $ 3,288,963   $ 2,464,248   $ 1,744,704
--------------------------------------------------------------------------------------------
Portfolio turnover             13.94%        11.69%        21.79%
--------------------------------------------------------------------------------------------

  *  Total investment returns exclude the effects of sales loads.
  +  Based on average shares outstanding.

                                              MERRILL LYNCH BASIC VALUE FUND,
INC.

 [MANAGEMENT OF THE FUND LOGO]

FINANCIAL HIGHLIGHTS (concluded)
--------------------------------------------------------------------------------

                                                  CLASS C                                         CLASS D
                           ------------------------------------------------------   -----------------------------------
                                                                 FOR THE PERIOD
                              FOR THE YEAR ENDED JUNE 30,       OCT. 21, 1994++         FOR THE YEAR ENDED JUNE 30,
 INCREASE (DECREASE) IN    ---------------------------------      TO JUNE 30,       -----------------------------------
    NET ASSET VALUE:         1998+       1997+       1996             1995             1998+        1997+       1996
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
---------------------------------------------------------------------------------
Net asset value,
beginning of period           $35.59      $29.56      $25.98            $22.92           $36.42      $30.16      $26.41
---------------------------------------------------------------------------------
Investment income -- net         .43         .47         .55             .44                .74         .73         .76
---------------------------------------------------------------------------------
Realized and unrealized
gain on investments and
foreign currency
transactions -- net             7.04        7.49        4.18            3.05               7.19        7.66        4.27
---------------------------------------------------------------------------------
Total from investment
operations                      7.47        7.96        4.73            3.49               7.93        8.39        5.03
---------------------------------------------------------------------------------
Less dividends and
distributions:
 Investment income -- net       (.44)       (.54)       (.58)           (.33)              (.70)       (.74)       (.71)
 Realized gain on
 investments -- net            (2.23)      (1.39)       (.57)           (.10)             (2.23)      (1.39)       (.57)
---------------------------------------------------------------------------------
Total dividends and
distributions                  (2.67)      (1.93)      (1.15)           (.43)             (2.93)      (2.13)      (1.28)
---------------------------------------------------------------------------------
Net asset value, end of
period                        $40.39      $35.59      $29.56            $25.98           $41.42      $36.42      $30.16
---------------------------------------------------------------------------------
TOTAL INVESTMENT
RETURN:**
---------------------------------------------------------------------------------
Based on net asset value
per share                      21.98%      28.60%      18.69%          15.59%#            22.89%      29.65%      19.61%
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
---------------------------------------------------------------------------------
Expenses                        1.57%       1.58%       1.59%           1.66%*              .79%        .80%        .81%
---------------------------------------------------------------------------------
Investment income -- net        1.12%       1.51%       1.83%           2.09%*             1.89%       2.28%       2.61%
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
Net assets, end of period
(in thousands)             $ 538,104   $ 337,828   $ 211,787        $ 74,334        $ 1,734,702   $ 886,391   $ 434,396
---------------------------------------------------------------------------------
Portfolio turnover             17.79%      13.00%      13.94%          11.69%             17.79%      13.00%      13.94%
---------------------------------------------------------------------------------

                                CLASS D
                           ------------------
                             FOR THE PERIOD
                            OCT. 21, 1994++
 INCREASE (DECREASE) IN       TO JUNE 30,
    NET ASSET VALUE:              1995
PER SHARE OPERATING PERFO
----------------------------------------------------------------
Net asset value,
beginning of period                    $23.19
---------------------------------------------------------------------------------
Investment income -- net             .50
---------------------------------------------------------------------------------
Realized and unrealized
gain on investments and
foreign currency
transactions -- net                 3.17
---------------------------------------------------------------------------------
Total from investment
operations                          3.67
---------------------------------------------------------------------------------
Less dividends and
distributions:
 Investment income -- net           (.35)
 Realized gain on
 investments -- net                 (.10)
---------------------------------------------------------------------------------
Total dividends and
distributions                       (.45)
---------------------------------------------------------------------------------
Net asset value, end of
period                                 $26.41
---------------------------------------------------------------------------------
TOTAL INVESTMENT
RETURN:**
---------------------------------------------------------------------------------
Based on net asset value
per share                          16.23%#
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
---------------------------------------------------------------------------------
Expenses                             .87%*
---------------------------------------------------------------------------------
Investment income -- net            2.88%*
---------------------------------------------------------------------------------
SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $ 203,033
---------------------------------------------------------------------------------
Portfolio turnover                 11.69%
---------------------------------------------------------------------------------

  *  Annualized.
 **  Total investment returns exclude the effects of sales loads.
  +  Based on average shares outstanding.
 ++  Commencement of operations.
  #  Aggregate total investment return.

 24                                           MERRILL LYNCH BASIC VALUE FUND,
INC.

                                                  POTENTIAL
                                                  INVESTORS
                                        Open an account (two options).
                           1                                                    2
                    MERRILL LYNCH                                         TRANSFER AGENT
                 FINANCIAL CONSULTANT
                 OR SECURITIES DEALER                              Financial Data Services, Inc.
                                                                          P.O. Box 45289
    Advises shareholders on their Fund investments.              Jacksonville, Florida 32232-5289
                                                          Performs recordkeeping and reporting services.

                                                 DISTRIBUTOR

                                       Merrill Lynch Funds Distributor,
                               a division of Princeton Funds Distributor, Inc.
                                                P.O. Box 9081
                                       Princeton, New Jersey 08543-9081

                                    Arranges for the sale of Fund shares.

                 COUNSEL                            THE FUND                            CUSTODIAN

             Brown & Wood LLP                The Board of Trustees                  The Bank of New York
          One World Trade Center               oversees the Fund.                   90 Washington Street,
      New York, New York 10048-0557                                                      12th Floor
                                                                                  New York, New York 10286
    Provides legal advice to the Fund.
                                                                         Holds the Fund's assets for safekeeping.

           INDEPENDENT AUDITORS                                               INVESTMENT ADVISER

          Deloitte & Touche LLP                                           Fund Asset Management, L.P.
             117 Campus Drive
     Princeton, New Jersey 08540-6400                                       ADMINISTRATIVE OFFICES
                                                                            800 Scudders Mill Road
           Audits the financial                                          Plainsboro, New Jersey 08536
    statements of the Fund on behalf of
            the shareholders.                                                  MAILING ADDRESS
                                                                                P.O. Box 9011
                                                                       Princeton, New Jersey 08543-9011

                                                                               TELEPHONE NUMBER
                                                                                1-800-MER-FUND

                                                                  Manages the Fund's day-to-day activities.

                                              MERRILL LYNCH OHIO MUNICIPAL BOND FUND

Merrill Lynch
Basic Value Fund, Inc.
                                                                October 27, 1998

[FOR MORE INFORMATION LOGO]
SHAREHOLDER REPORTS

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You may obtain these reports at no cost by calling
1-800-MER-FUND.

The Fund will send you one copy of each shareholder report and certain other mailings, regardless of the number of Fund accounts you have. To receive separate shareholder reports for each account, call your Merrill Lynch Financial Consultant or write to the Transfer Agent at its mailing address. Include your name, address, tax identification number and Merrill Lynch brokerage or mutual fund account number. If you have any questions, please call your Merrill Lynch Financial Consultant or the Transfer Agent at 1-800- MER-FUND.

STATEMENT OF ADDITIONAL INFORMATION

The Fund's Statement of Additional Information contains further information about the Fund and is incorporated by reference (legally considered to be part of this prospectus). You may request a free copy by writing the Fund at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289 or by calling 1-800-MER-FUND.

Contact your Merrill Lynch Financial Consultant or the Fund, at the telephone number or address indicated above, if you have any questions.

Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

YOU SHOULD RELY ONLY ON THE INFORMATION CON-
TAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.
Investment Company Act file #811-2739
Code #10124-10-98
(C) Fund Asset Management, L.P.

                                                                            LOGO

                                                                          (LOGO)

                      STATEMENT OF ADDITIONAL INFORMATION

                      MERRILL LYNCH BASIC VALUE FUND, INC.

   P.O. Box 9011, Princeton, New Jersey 08543-9011 - Phone No. (609) 282-2800

                            ------------------------

     Merrill Lynch Basic Value Fund, Inc. (the "Fund") is a diversified, open-end investment company that seeks capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. For more information on the Fund's investment objectives and policies, see "Investment Objective and Policies."

     Pursuant to the Merrill Lynch Select Pricing(SM) System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select Pricing(SM) System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. See "Purchase of Shares."

                            ------------------------

     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated October 27, 1998 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained, without charge, by calling (800) 637-3863 or by writing the Fund at the above address. The Prospectus is incorporated by reference into this Statement of Additional Information, and this Statement of Additional Information is incorporated by reference into the Prospectus.

                            ------------------------

                  FUND ASSET MANAGEMENT -- INVESTMENT ADVISER
                 MERRILL LYNCH FUNDS DISTRIBUTOR -- DISTRIBUTOR

                            ------------------------

   The date of this Statement of Additional Information is October 27, 1998.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Investment Objective and Policies...........................    2
  Convertible Securities....................................    2
  Foreign Investment Risks..................................    3
  Other Investment Policies, Practices, and Risk Factors....    5
  Investment Restrictions...................................    7
  Portfolio Turnover........................................    8
Management of the Fund......................................    9
  Directors and Officers....................................    9
  Compensation of Directors.................................   10
  Management and Advisory Arrangements......................   11
  Code of Ethics............................................   12
Purchase of Shares..........................................   13
  Initial Sales Charge Alternatives -- Class A and Class D
     Shares.................................................   13
  Deferred Sales Charge Alternatives -- Class B and Class C
     Shares.................................................   18
  Distribution Plans........................................   21
  Limitations on the Payment of Deferred Sales Charges......   23
Redemption of Shares........................................   24
  Redemption................................................   24
  Repurchase................................................   24
  Reinstatement Privilege -- Class A and Class D Shares.....   25
Pricing of Shares...........................................   25
  Determination of Net Asset Value..........................   25
  Computation of Offering Price Per Share...................   26
Portfolio Transactions and Brokerage........................   27
  Transactions in Portfolio Securities......................   27
Shareholder Services........................................   28
  Investment Account........................................   28
  Exchange Privilege........................................   29
  Fee-Based Programs........................................   31
  Retirement Plans..........................................   31
  Automated Investment Plans................................   31
  Automatic Dividend Program................................   32
  Systematic Withdrawal Plans...............................   32
Distributions and Taxes.....................................   33
  Dividends and Distributions...............................   33
  Taxes.....................................................   34
  Tax Treatment of Options Transactions.....................   35
  Special Rules for Certain Foreign Currency Transactions...   35
Performance Data............................................   36
General Information.........................................   38
  Description of Shares.....................................   38
  Independent Auditors......................................   39
  Custodian.................................................   39
  Transfer Agent............................................   39
  Legal Counsel.............................................   39
  Reports to Shareholders...................................   39
  Shareholder Inquiries.....................................   39
  Additional Information....................................   39
Financial Statements........................................   40

                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Fund is to seek capital appreciation and, secondarily, income by investing in securities, primarily equities, that management of the Fund believes are undervalued and therefore represent basic investment value. The Fund seeks special opportunities in securities that are selling at a discount, either from book value or historical price-earnings ratios, or seem capable of recovering from temporarily out-of-favor conditions. Particular emphasis is placed on securities that provide an above-average dividend return and sell at a below-average price-earnings ratio. There can be no assurance that the objective of the Fund will be realized. The investment objective of the Fund is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"). Reference is made to "How the Fund Invests" and "Investment Risks" in the Prospectus.

     The investment strategy of the Fund is based on the belief that the pricing mechanism of the securities market lacks total efficiency and has a tendency to inflate prices of securities in favorable market climates and depress prices of securities in unfavorable climates. Based on this premise, management believes that favorable changes in market prices are more likely to begin when securities are out of favor, earnings are depressed, price-earnings ratios are relatively low, investment expectations are limited, and there is no real general interest in the particular security or industry involved. On the other hand, management believes that negative developments are more likely to occur when investment expectations are generally high, stock prices are advancing or have advanced rapidly, price-earnings ratios have been inflated, and the industry or issue continues to gain new investment acceptance on an accelerated basis. In other words, management believes that market prices of securities with relatively high price-earnings ratios are more susceptible to unexpected adverse developments while securities with relatively low price-earnings ratios are more favorably positioned to benefit from favorable, but generally unanticipated events. This investment policy departs from traditional philosophy. Management of the Fund believes that the market risk involved in this policy is moderated somewhat by an emphasis on securities with above-average dividend returns.

     Investment emphasis is on equities, primarily common stocks and, to a lesser extent, securities convertible into common stock. The Fund also may invest in preferred stocks and non-convertible debt securities and utilize covered call options with respect to portfolio securities as described below. It reserves the right as a defensive measure to hold other types of securities, including U.S. Government and money market securities, repurchase agreements or cash, in such proportions as, in the opinion of management, prevailing market or economic conditions warrant.

     Fund Asset Management, L.P. (the "Investment Adviser" or "FAM"), the Fund's investment adviser, is responsible for the management of the Fund's portfolio and makes portfolio decisions based on its own research information supplemented by research information provided by other sources. The basic orientation of the Fund's investment policies is such that at times a large portion of its common stock holdings may carry less than favorable research ratings from research analysts. The Investment Adviser makes extensive use of investment research information provided by unaffiliated brokers and dealers and of the securities research, economic research and computer applications facilities provided by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch").

CONVERTIBLE SECURITIES

     Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege.

     The characteristics of convertible securities include the potential for capital appreciation as the value of the underlying common stock increases, the relatively high yield received from dividend or interest payments as compared to common stock dividends and decreased risks of decline in value relative to the underlying common stock due to their fixed-income nature. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security is generally less than would be the case if the securities were issued in nonconvertible form.

     In analyzing convertible securities, the Investment Adviser will consider both the yield on the convertible security and the potential capital appreciation that is offered by the underlying common stock.

     Convertible securities are issued and traded in a number of securities markets. Even in cases where a substantial portion of the convertible securities held by the Fund are denominated in United States dollars, the underlying equity securities may be quoted in the currency of the country where the issuer is domiciled. With respect to convertible securities denominated in a currency different from that of the underlying equity securities, the conversion price may be based on a fixed exchange rate established at the time the security is issued. As a result, fluctuations in the exchange rate between the currency in which the debt security is denominated and the currency in which the share price is quoted will affect the value of the convertible security.

     Apart from currency considerations, the value of convertible securities is influenced by both the yield of nonconvertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." To the extent interest rates change, the investment value of the convertible security typically will fluctuate. However, at the same time, the value of the convertible security will be influenced by its "conversion value," which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock. If, because of a low price of the common stock the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value.

     To the extent the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the price of the convertible security will be influenced principally by its conversion value. A convertible security will sell at a premium over the conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

     Holders of convertible securities generally have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to other debt securities of the same issuer. A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision, indenture or other governing instrument pursuant to which the convertible security was issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to redeem the security, convert it into the underlying common stock or sell it to a third party. Certain convertible debt securities may provide a put option to the holder which entitles the holder to cause the security to be redeemed by the issuer at a premium over the stated principal amount of the debt security under certain circumstances.

FOREIGN INVESTMENT RISKS

     Foreign Market Risk. Because the Fund may invest in foreign securities, the Fund offers you more diversification than an investment only in the United States since prices of securities traded on foreign markets have often, though not always, moved counter to prices in the United States. Foreign security investment, however, involves special risks not present in U.S. investments that can increase the chances that the Fund will lose money. In particular, the Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.

     Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position. Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair the Fund's ability to purchase or sell foreign securities or transfer the Fund's assets or income back into the United States, or otherwise adversely affect the Fund's operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

     Currency Risk and Exchange Risk. Securities in which the Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of the securities of the Fund. Generally, when the U.S. dollar rises in value against a foreign currency, your investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, your investment in a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as "currency risk" which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas and a weak U.S. dollar will increase returns for U.S. investors investing overseas.

     European Economic and Monetary Union ("EMU"). For a number of years, certain European countries have been seeking economic unification that would, among other things, reduce barriers between countries, increase competition among companies, reduce government subsidies in certain industries, and reduce or eliminate currency fluctuations among these European countries. The Treaty on European Union (the "Maastricht Treaty") seeks to set out a framework for the European Economic and Monetary Union ("EMU") among the countries that comprise the European Union ("EU"). Among other things, EMU establishes a single common European currency (the "euro") that will be introduced on January 1, 1999 and is expected to replace the existing national currencies of all EMU participants by July 1, 2002. EMU is scheduled to take effect for the initial EMU participants as of January 1, 1999, and will be implemented over the weekend January 1, 1999 through January 3, 1999 ("conversion weekend"). Upon implementation of EMU, certain securities issued in participating EU countries (beginning with government and corporate bonds) will be redenominated in the euro, and thereafter, will be listed, traded, and make dividend and other payments only in euros.

     No assurance can be given that EMU will take effect, that the changes planned for the EU can be successfully implemented, or that these changes will result in the economic and monetary unity and stability intended. There is a possibility that EMU will not be implemented, will be implemented but not completed, or will be completed but then partially or completely unwound. Because any participating country may opt out of EMU within the first three years, it is also possible that a significant participant could choose to abandon EMU, which would diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of the participants' national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the European markets, an undermining of European economic stability, the collapse or slowdown of the drive toward European economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of EMU. Also, withdrawal from EMU at any time after the conversion weekend by an initial participant could cause disruption of the financial markets as securities redenominated in euros are transferred back into that country's national currency, particularly if the withdrawing country is a major economic power. Such developments could have an adverse impact on the Fund's investments in Europe generally or in specific countries participating in EMU. Gains or losses resulting from the euro conversion may be taxable to Fund shareholders under foreign or, in certain limited circumstances, U.S. tax laws.

     In addition, computer, accounting, and trading systems must be capable of recognizing the euro as a distinct currency immediately after the conversion weekend. Like other investment companies and business organizations, the Fund could be adversely affected if the computer, accounting, and trading systems used by the Investment Adviser, the Fund's service providers, or other entities with which the Fund or its service providers do business do not properly address this issue prior to January 4, 1999.

     Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does. Some countries may not have laws to protect investors the way that the United States securities laws do. Accounting standards in other countries are not necessarily the same as in the United States. If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for the Fund's portfolio manager to completely and accurately determine a company's financial condition.

     Certain Risks of Holding Fund Assets Outside the United States. The Fund generally holds the foreign securities in which it invests outside the United States in foreign banks and securities depositories. These foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on the Fund's ability to recover its assets if a foreign bank or depository or issuer of a security or any of their agents goes bankrupt. In addition, it can be expected that it will be more expensive for the Fund to buy, sell and hold securities in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

     Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the United States and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions. If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

     Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

OTHER INVESTMENT POLICIES, PRACTICES, AND RISK FACTORS

     Securities Lending. The Fund may lend securities with a value not exceeding 20% of its total assets (subject to investment restriction (5) below). In return, the Fund receives collateral in an amount equal to at least 100% of the current market value of the loaned securities in cash or securities issued or guaranteed by the United States Government. The Fund receives securities as collateral for the loaned securities and the Fund and the borrower negotiate a rate for the loan premium to be received by the Fund for the loaned securities, which increases the Fund's yield. The Fund may receive a flat fee for its loans. The loans are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral and could suffer a loss to the extent the value of the collateral falls below the market value of the borrowed securities.

     Writing Options. The Fund may write (i.e., sell) call options on securities held in its portfolio and may enter into closing purchase transactions with respect to such options. A call option will be considered covered if the Fund owns the securities it would be required to deliver upon exercise of the option or owns a call option, warrant or convertible instrument which is immediately exercisable for, or convertible into, such security. When the Fund writes a call option, in return for an option premium the Fund gives another party the right to buy specified securities owned by the Fund at the exercise price on or before the expiration date. The Fund may write call options to earn income through the receipt of option premiums. In the event the party to which the Fund has written an option fails to exercise its rights under the option because the value of the underlying securities is less than the exercise price, the Fund will partially offset any decline in the value of the underlying securities through the receipt of the option premium. By writing a call option, however, the Fund limits its ability to sell the underlying securities, and gives up the opportunity to profit from any increase in the value of the underlying securities beyond the exercise price while the option remains outstanding. Writing a call option may involve correlation risk, which is the risk that changes in the value of a call option the Fund has written may experience a gain or loss which will not be completely offset by movements in the value of the portfolio securities underlying the call option, in which case any losses on the holdings being hedged may not be reduced.

     The Fund may not write covered options on underlying securities exceeding 15% of its total assets, taken at market value.

     Illiquid or Restricted Securities. The Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid. Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. Illiquid securities may trade at a discount from comparable, more liquid investments. Investment of the Fund's assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where the Fund's operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short-term cash requirements or incurring capital losses on the sale of illiquid investments.

     The Fund may invest in securities that are "restricted securities." Restricted securities have contractual or legal restrictions on their resale and include "private placement" securities that the Fund may buy directly from the issuer. Restricted securities may be neither listed on an exchange nor traded in other established markets. Privately placed securities may or may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. As a result of the absence of a public trading market, privately placed securities may be more difficult to value than publicly traded securities and may be less liquid, or illiquid, and therefore may be subject to the risks associated with illiquid securities, as described in the preceding paragraph. Some restricted securities, however, may be liquid. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Certain of the Fund's investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information which may restrict the Fund's ability to conduct portfolio transactions in such securities.

     144A Securities. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act. The Board of Directors has determined to treat as liquid Rule 144A securities that are either (i) freely tradable in their primary markets offshore or (ii) debt securities which the Fund's management determines are as liquid as publicly registered debt securities. The Board of Directors has adopted guidelines and delegated to the Fund's management the daily function of determining and monitoring liquidity of restricted securities. The Board of Directors, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

     Suitability. The economic benefit of an investment in the Fund depends upon many factors beyond the control of the Fund, the Investment Adviser and its affiliates. Because of its emphasis on equity securities which the Fund believes are undervalued, the Fund should be considered a vehicle for diversification and not as a balanced investment program. The suitability for any particular investor of a purchase of shares in the Fund will depend upon, among other things, such investor's investment objectives and such investor's ability to accept the risks associated with investing in undervalued equity securities, including the risk of loss of principal.

INVESTMENT RESTRICTIONS

     The Fund has adopted a number of fundamental and non-fundamental restrictions and policies relating to the investment of its assets and its activities. The fundamental policies set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the Fund's shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented or (ii) more than 50% of the Fund's outstanding shares). The Fund may not:

          (1) Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

          (2) Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

          (3) Make investments for the purpose of exercising control or management.

          (4) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

          (5) Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

          (6) Issue senior securities to the extent such issuance would violate applicable law.

          (7) Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

          (8) Underwrite securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act in selling portfolio securities.

          (9) Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Prospectus and this Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

     In addition, the Fund has adopted non-fundamental investment restrictions that may be changed by the Board of Directors without a vote of the Fund's shareholders. Under the non-fundamental investment restrictions, the Fund may not:

          (a) Purchase securities of other investment companies, except to the extent permitted by applicable law. As a matter of policy, however, the Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or
     (G) (the "fund of funds" provisions) of the Investment Company Act at any time the Fund's shares are owned by another investment company that is part of the same group of investment companies as the Fund.

          (b) Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

          (c) Invest in securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities that mature within seven days or securities, that the Board of Directors of the Fund has otherwise determined to be liquid pursuant to applicable law. Securities purchased in accordance with Rule 144A under the Securities Act and determined to be liquid by the Fund's Board of Directors are not subject to the limitations set forth in this investment restriction.

          (d) Notwithstanding fundamental investment restriction (7) above, borrow amounts in excess of 5% of its total assets taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes.

     In addition, to comply with tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Fund will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Board of Directors of the Fund to the extent necessary to comply with changes to the Federal tax requirements.

     Because of the affiliation of Merrill Lynch with the Investment Adviser, the Fund is prohibited from engaging in certain transactions involving Merrill Lynch or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage." Without such an exemptive order the Fund would be prohibited from engaging in portfolio transactions with Merrill Lynch or any of its affiliates acting as principal.

PORTFOLIO TURNOVER

     The rate of portfolio turnover is not a limiting factor and, given the Fund's investment policies, it is anticipated that there may be periods when high portfolio turnover will exist. The use of covered call options at times when the underlying securities are appreciating in value may result in higher portfolio turnover. The Fund pays brokerage commissions in connection with writing call options and effecting closing purchase transactions, as well as in connection with purchases and sales of portfolio securities. High portfolio turnover may also result in negative tax consequences, such as an increase in capital gains dividends or in ordinary income dividends of accrued market discount. See "Distributions and Taxes -- Taxes." The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of all securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Although the Fund anticipates that its annual portfolio turnover rates should not exceed 100%, the turnover rate may vary greatly from year to year or during periods within a year. A high rate of portfolio turnover results in correspondingly greater brokerage commission expenses.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Board of Directors of the Fund consists of seven individuals, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act (the "non-interested Directors"). The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     Information about the Directors, executive officers and the portfolio manager of the Fund, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Director, executive officer and the portfolio manager is P.O. Box 9011, Princeton, New Jersey 08543-9011.

     ARTHUR ZEIKEL (66) -- President and Director(1)(2) -- Chairman of the Investment Adviser and Merrill Lynch Asset Management, L.P. ("MLAM") (which terms as used herein include their corporate predecessors) since 1997; President of the Investment Adviser and MLAM from 1977 to 1997; Chairman of Princeton Services, Inc. ("Princeton Services") since 1997 and Director thereof since 1993; President of Princeton Services from 1993 to 1997; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990.

     DONALD CECIL (71) -- Director(2)(3) -- 1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (an investment partnership) since 1982; Member of Institute of Chartered Financial Analysts; Member and Chairman of Westchester County (N.Y.) Board of Transportation.

     M. COLYER CRUM (66) -- Director(2)(3) -- 104 Westcliff Road, Weston, Massachusetts 02193. Currently James R. Williston Professor of Investment Management Emeritus, Harvard Business School; James R. Williston Professor of Investment Management, Harvard Business School, from 1971 to 1996; Director of Cambridge Bancorp, Copley Properties, Inc. and Sun Life Assurance Company of Canada.

     EDWARD H. MEYER (71) -- Director(2)(3) -- 777 Third Avenue, New York, New York 10017. President of Grey Advertising, Inc., since 1968, Chief Executive Officer since 1970 and Chairman of the Board of Directors since 1972; Director of The May Department Stores Company, Bowne & Co., Inc. (financial printers), Harman International Industries, Inc. and Ethan Allen Interiors, Inc.

     JACK B. SUNDERLAND (70) -- Director(2)(3) -- P.O. Box 7, West Cornwall, Connecticut 06796. President and Director of American Independent Oil Company, Inc. (an energy company) since 1987; Member of Council on Foreign Relations since 1971.

     J. THOMAS TOUCHTON (59) -- Director(2)(3) -- Suite 3405, One Tampa City Center, 201 North Franklin Street, Tampa, Florida 33062. Managing Partner of The Witt Touchton Company and its predecessor, The Witt Co. (a private investment partnership), since 1972; Trustee Emeritus of Washington and Lee University; Director of TECO Energy, Inc. (an electric utility holding company).

     FRED G. WEISS (56) -- Director(2)(3) -- 5141 Via de Amalfi Drive, Boca Raton, Florida 33496. Managing Director of FGW Associates since 1997; Vice President, Planning Investment, and Development of Warner Lambert Co. from 1979 to 1997; Director of Noven Corporation (a pharmaceutical company) since 1997.

     TERRY K. GLENN (58) -- Executive Vice President(1)(2) -- Executive Vice President of the Investment Adviser and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of Princeton Funds Distributor, Inc. ("PFD") since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.

     NORMAN R. HARVEY (65) -- Senior Vice President(1)(2) -- Senior Vice President of the Investment Adviser and MLAM since 1982; Senior Vice President of Princeton Services since 1993.

     PAUL M. HOFFMANN (68) -- Senior Vice President and Portfolio
Manager(1) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1976 to 1997; and Portfolio Manager of MLAM since 1976.

     DONALD C. BURKE (38) -- Vice President(1)(2) -- First Vice President of MLAM since 1997; Vice President of MLAM from 1990 to 1997; Director of Taxation of MLAM since 1990.

     GERALD M. RICHARD (49) -- Treasurer(1)(2) -- Senior Vice President and Treasurer of the Investment Adviser and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Treasurer of PFD since 1984 and Vice President thereof since 1981.

     THOMAS D. JONES, III (33) -- Secretary(1)(2) -- Vice President of MLAM since 1998; attorney with the Investment Adviser and MLAM since 1992.
---------------
(1) Interested person, as defined in the Investment Company Act, of the Fund.
(2) Such Director or officer is a director, trustee or officer of certain other investment companies for which FAM or MLAM acts as the investment adviser or manager.
(3) Member of the Fund's Audit and Nominating Committee, which is responsible for the selection of the independent auditors and the selection and nomination of non-interested Directors.

     As of the date of this Statement of Additional Information, the Directors and officers of the Fund as a group (13 persons) owned an aggregate of less than 1% of the outstanding shares of the Fund. At such date, Mr. Zeikel, a Director and officer of the Fund, and the other officers of the Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

COMPENSATION OF DIRECTORS

     The Fund pays each non-interested Director a fee of $3,500 per year plus $500 per meeting attended. The Fund also compensates members of its Audit and Nominating Committee (the "Committee"), which consists of all the non-interested Directors, a fee of $2,500 per year. The Fund pays the Chairman of the Committee an additional fee of $1,000 per year. The Fund reimburses each non-interested Director for his out-of-pocket expenses relating to attendance at Board and Committee meetings.

     The following table shows the compensation earned by the non-interested Directors for the fiscal year ended June 30, 1998 and the aggregate compensation paid to them from all registered investment companies advised by the Investment Adviser and its affiliate, MLAM ("MLAM/FAM-advised funds"), for the calendar year ended December 31, 1997.

                                                                                                               AGGREGATE
                                                                       PENSION OR           ESTIMATED      COMPENSATION FROM
                                                                   RETIREMENT BENEFITS       ANNUAL         FUND AND OTHER
                                  POSITION WITH    COMPENSATION    ACCRUED AS PART OF     BENEFITS UPON        MLAM/FAM-
NAME                                  FUND          FROM FUND         FUND EXPENSE         RETIREMENT      ADVISED FUNDS(1)
----                              -------------    ------------    -------------------    -------------    -----------------
Donald Cecil....................    Director          $9,000              None                None             $275,850
M. Colyer Crum..................    Director          $8,000              None                None             $115,600
Edward H. Meyer.................    Director          $8,000              None                None             $222,100
Jack B. Sunderland..............    Director          $8,000              None                None             $132,600
J. Thomas Touchton..............    Director          $8,000              None                None             $132,100
Fred G. Weiss...................    Director          $6,500              None                None                   --(2)

---------------
(1) The Directors serve on the boards of MLAM/FAM-advised funds as follows: Mr. Cecil (34 registered investment companies consisting of 34 portfolios); Mr. Crum (15 registered investment companies consisting of 15 portfolios); Mr. Meyer (34 registered investment companies consisting of 34 portfolios); Mr. Sunderland (18 registered investment companies consisting of 30 portfolios); Mr. Touchton (18 registered investment companies consisting of 30 portfolios); and Mr. Weiss (15 registered investment companies consisting of 15 portfolios).
(2) Mr. Weiss was elected a Director of the Fund on February 3, 1998.

     Directors of the Fund, members of the Boards of other MLAM-advised investment companies, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, the Investment Adviser and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Management Services. The Investment Adviser provides the Fund with investment advisory and management services. Subject to the supervision of the Board of Directors, the Investment Adviser is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Investment Adviser. The Investment Adviser performs certain of the other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

     Management Fee. The Fund has entered into an investment advisory agreement with the Investment Adviser (the "Investment Advisory Agreement"), pursuant to which the Investment Adviser receives for its services to the Fund monthly compensation at the annual rate of 0.60% of the average daily net assets of the Fund for the first $100 million; 0.50% of average daily net assets from $100 million to $200 million; and 0.40% of average daily net assets above $200 million. The table below sets forth information about the total investment advisory fees paid by the Fund to the Investment Adviser for the periods indicated.

 FISCAL YEAR ENDED JUNE 30,    INVESTMENT ADVISORY FEE
 --------------------------    -----------------------
1998.........................  $47,100,812
1997.........................  $35,001,183
1996.........................  $26,704,376

     Payment of Fund Expenses. The Investment Advisory Agreement obligates the Investment Adviser to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of ML & Co. or any of its affiliates. The Fund pays all other expenses incurred in the operation of the Fund, including among other things: taxes, expenses for legal and auditing services, costs of printing proxies, stock certificates, shareholder reports, prospectuses and statements of additional information, except to the extent paid by Merrill Lynch Funds Distributor, a division of PFD (the "Distributor"); charges of the custodian and the transfer agent; expenses of redemption of shares; Commission fees; expenses of registering the shares under Federal and state securities laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the daily calculations of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund. Accounting services are provided for the Fund by the Investment Adviser and the Fund reimburses the Investment Adviser for its costs in connection with such services. See "Purchase of Shares -- Distribution Plans."

     Organization of the Investment Adviser. The Investment Adviser is a limited partnership, the partners of which are ML & Co., a financial services holding company and the parent of Merrill Lynch, and Princeton Services. ML & Co. and Princeton Services are "controlling persons" of the Investment Adviser as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

     The Investment Adviser has also entered into a sub-advisory agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K.") pursuant to which MLAM U.K. provides investment advisory services to the Investment Adviser with respect to the Fund. The following entities may be considered "controlling persons" of MLAM U.K.: Merrill Lynch Europe PLC (MLAM U.K.'s parent), a subsidiary of

Merrill Lynch International Holdings, Inc., a subsidiary of Merrill Lynch International, Inc., a subsidiary of ML & Co.

     Duration and Termination. Unless earlier terminated as described herein, the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by vote of the shareholders of the Fund.

     Transfer Agency Services. Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., acts as the Fund's Transfer Agent pursuant to a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee of up to $11.00 per Class A or Class D account and up to $14.00 per Class B or Class C account and is entitled to reimbursement for certain transaction charges and out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. Additionally, a $.20 monthly closed account charge will be assessed on all accounts which close during the calendar year. Application of this fee will commence the month following the month the account is closed. At the end of the calendar year, no further fees will be due. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person in the relevant share class on a recordkeeping system, provided the recordkeeping system is maintained by a subsidiary of ML & Co.

     Distribution Expenses. The Fund has entered into four separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Investment Advisory Agreement described above.

CODE OF ETHICS

     The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act which incorporates the Code of Ethics of the Investment Adviser (together, the "Codes"). The Codes significantly restrict the personal investing activities of all employees of the Investment Adviser and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

     The Codes require that all employees of the Investment Adviser pre-clear any personal securities investment (with limited exceptions, such as government securities). The pre-clearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Investment Adviser include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security that at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Investment Adviser. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

                               PURCHASE OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees (also known as service fees) and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The contingent deferred sales charges ("CDSCs"), distribution fees and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services -- Exchange Privilege."

     Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the CDSCs and distribution fees with respect to the Class B and Class C shares in that the sales charges and distribution fees applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

     The Merrill Lynch Select Pricing(SM) System is used by more than 50 registered investment companies advised by MLAM or FAM. Funds advised by MLAM or FAM that utilize the Merrill Lynch Select Pricing(SM) System are referred to herein as "Select Pricing Funds."

     The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a sale of shares to such customers. Purchases made directly through the Transfer Agent are not subject to the processing fee.

INITIAL SALES CHARGE ALTERNATIVES -- CLASS A AND CLASS D SHARES

     Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charges, and, in the case of Class D shares, the account maintenance fee. Although some investors who previously purchased Class A shares may no longer be eligible to purchase Class A shares of other Select Pricing Funds, those previously purchased Class A shares, together with Class B, Class C and Class D share holdings, will count toward a right of accumulation which may qualify the investor for a reduced initial sales charge on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

     The term "purchase," as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares for his, her or their own account and to single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company," as that term is defined in the Investment Company Act, but does not include purchases by any such company that has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

Eligible Class A Investors

     Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Investors who currently own Class A shares, including participants in the Merrill Lynch Blueprint(SM) Program, are entitled to purchase additional Class A shares of the Fund in that account. Certain Employer Sponsored Retirement or Savings Plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in Select Pricing Funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA(SM) Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services, collective investment trusts for which Merrill Lynch Trust Company serves as trustee and certain purchases made in connection with certain fee-based programs. In addition, Class A shares are offered at net asset value to ML & Co. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies. Certain persons who acquired shares of certain MLAM-advised closed-end funds in their initial offerings who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions are met. In addition, Class A shares of the Fund and certain other Select Pricing Funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. and, if certain conditions are met, to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock pursuant to a tender offer conducted by such funds in shares of the Fund and certain other Select Pricing Funds.

Class A and Class D Sales Charge Information

                                 CLASS A SHARES

------------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
       June 30,           Collected       Distributor      Merrill Lynch     Load-Waived Shares
----------------------  -------------   ---------------   ---------------   --------------------
         1998             $690,640          $50,429          $640,211                0
         1997             $610,352          $42,785          $567,567                0
         1996             $948,582          $67,810          $880,772                0

                                 CLASS D SHARES

------------------------------------------------------------------------------------------------
 For the Fiscal Year     Gross Sales     Sales Charges     Sales Charges     CDSCs Received on
        Ended              Charges        Retained by         Paid to          Redemption of
       June 30,           Collected       Distributor      Merrill Lynch     Load-Waived Shares
----------------------  -------------   ---------------   ---------------   --------------------
         1998            $2,320,585        $152,493         $2,168,092               0
         1997            $1,836,372        $116,447         $1,719,925               0
         1996            $2,377,323        $155,038         $2,222,285               0

     The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act.

Reduced Initial Sales Charges

     Reinvested Dividends and Capital Gains. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Right of Accumulation. Reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of any other Select Pricing Funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification. Acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

     Letter of Intent. Reduced sales charges are applicable to purchases aggregating $25,000 or more of the Class A or Class D shares of the Fund or any Select Pricing Funds made within a 13-month period starting with the first purchase pursuant to a Letter of Intent. The Letter of Intent is available only to investors whose accounts are established and maintained at the Fund's Transfer Agent. The Letter of Intent is not available to employee benefit plans for which Merrill Lynch provides plan participant recordkeeping services. The Letter of Intent is not a binding obligation to purchase any amount of Class A or Class D shares; however, its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A and Class D shares of the Fund and of other Select Pricing Funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intent, may be included as a credit toward the completion of such Letter, but the reduced sales charge applicable to the amount covered by such Letter will be applied only to new purchases. If the total amount of shares does not equal the amount stated in the Letter of Intent (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to at least 5.0% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5.0% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to the further reduced percentage sales charge that would be applicable to a single purchase equal to the total dollar value of the Class A or Class D shares then being purchased under such Letter, but there will be no retroactive reduction of the sales charge on any previous purchase.

     The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intent will be deducted from the total purchases made under such Letter. An exchange from the Summit Cash Reserves Fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intent from the Fund.

     Merrill Lynch BlueprintSM Program. Class D shares of the Fund are offered to participants in the Merrill Lynch BlueprintSM Program ("Blueprint"). In addition, participants in Blueprint who own Class A shares of the Fund may purchase additional Class A shares of the Fund through Blueprint. The Blueprint program is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $300 at 4.25%, from $300.01 to $5,000 at 3.25% plus $3.00, and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). In addition, Class A or Class D shares of the Fund are being offered at net asset value plus a sales charge of 0.50% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services, including the exchange privilege, available to Class A and Class D investors through Blueprint, however, may differ from those available to other investors in Class A or Class D shares.

     Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program (the "IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from employer-sponsored retirement and savings plans (as defined below) whose trustee and/or plan sponsor has entered into the IRA Rollover Program.

     Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     TMASM Managed Trusts. Class A shares are offered at net asset value to TMASM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services.

     Employee AccessSM Accounts. Provided applicable threshold requirements are met, either Class A or Class D shares are offered at net asset value to Employee AccessSM Accounts available through authorized employers. The initial minimum investment for such accounts is $500, except that the initial minimum investment for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class A or Class D shares at net asset value, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised funds, ML & Co. and its subsidiaries (the term "subsidiaries," when used herein with respect to ML & Co., includes MLAM, FAM and certain other entities directly or indirectly wholly owned and controlled by ML & Co.) and their directors and employees, and any trust, pension, profit-sharing or other benefit plan for such persons, may purchase Class A shares of the Fund at net asset value.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Financial Consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from a redemption of shares of a mutual fund that was sponsored by the Financial Consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and, second, the investor must establish that such redemption had been made within 60 days prior to the investment in the Fund and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

     Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice") if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and, second, such purchase of Class D shares must be made within 90 days after such notice.

     Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor that has a business relationship with a Merrill Lynch Financial Consultant and that has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of shares of such other mutual fund and that such shares have been outstanding for a period of no less than six months; and, second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

     Closed-End Fund Investment Option. Class A shares of the Fund and certain other Select Pricing Funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by FAM or MLAM who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing(SM) System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other Select Pricing Funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Eligible Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option.

     Shareholders of certain MLAM-advised continuously offered closed-end funds may reinvest at net asset value the net proceeds from a sale of certain shares of common stock of such funds in shares of the Fund. Upon exercise of this investment option, shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. will receive Class A shares of the Fund and shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. will receive Class D shares of the Fund, except that shareholders already owning Class A shares of the Fund will be eligible to purchase additional Class A shares pursuant to this option, if such additional Class A shares will be held in the same account as the existing Class A shares and the other requirements pertaining to the reinvestment privilege are met. In order to exercise this investment option, a shareholder of one of the above-referenced continuously offered closed-end funds (an "eligible fund") must sell his or her shares of common stock of the eligible fund (the "eligible shares") back to the eligible fund in connection with a tender offer conducted by the eligible fund and reinvest the proceeds immediately in the designated class of shares of the Fund. This investment option is available only with respect to eligible shares as to which no Early Withdrawal Charge or CDSC (each as defined in the eligible fund's prospectus) is applicable. Purchase orders from eligible fund shareholders wishing to exercise this investment option will be accepted only on the day that the related tender offer terminates and will be effected at the net asset value of the designated class of the Fund on such day.

     Acquisition of Certain Investment Companies. The public offering price of Class D shares may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund that might result from an acquisition of assets having net unrealized appreciation that is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities that (i) meet the investment objectives and policies of the Fund; (ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and
(iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

     Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DEFERRED SALES CHARGE ALTERNATIVES -- CLASS B AND CLASS C SHARES

     Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in Select Pricing Funds.

     The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. See "Pricing of Shares -- Determination of Net Asset Value" below.

     Because no initial sales charges are deducted at the time of the purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors that do not qualify for the reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

Contingent Deferred Sales Charges -- Class B Shares

     Class B shares that are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest applicable rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

     The following table sets forth the Class B CDSC:

                                                    CDSC AS A PERCENTAGE
                                                      OF DOLLAR AMOUNT
         YEAR SINCE PURCHASE PAYMENT MADE            SUBJECT TO CHARGE
         --------------------------------           --------------------
0-1...............................................          4.0%
1-2...............................................          3.0%
2-3...............................................          2.0%
3-4...............................................          1.0%
4 and thereafter..................................          None

     To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase).

     The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from an Individual Retirement Account ("IRA") or other retirement plan or following the death or disability (as defined in the Internal Revenue Code of 1986, as amended) of a shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans. The CDSC also is waived for any Class B shares that are purchased by eligible 401(k) or eligible 401(a) plans that are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of the redemption in an Employee Access(SM) Account available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares that are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The Class B CDSC also is waived for any Class B shares that are purchased within qualifying Employee Access(SM) Accounts. The terms of the CDSC may be modified in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Employer-Sponsored Retirement or Savings Plans and Certain Other Arrangements. Certain employer-sponsored retirement or savings plans and certain other arrangements may purchase Class B shares with a waiver of the CDSC upon redemption, based on the number of employees or number of employees eligible to participate in the plan, the aggregate amount invested by the plan in specified investments and/or the services provided by Merrill Lynch to the plan. Such Class B shares will convert into Class D shares approximately ten years after the plan purchases the first share of any Select Pricing Fund. Minimum purchase requirements may be waived or varied for such plans. Additional information regarding purchases by employer-sponsored retirement or savings plans and certain other arrangements is available toll-free from Merrill Lynch Business Financial Services at (800) 237-7777.

     Merrill Lynch Blueprint(SM) Program. Class B shares are offered to certain participants in Blueprint. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations, credit unions and benefit plans. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other Class B investors. Orders for purchases and redemptions of Class B shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase price is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Blueprint(SM) Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

     Conversion of Class B Shares to Class D Shares. After approximately eight years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset value of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

     In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at the Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

     In general, Class B shares of equity Select Pricing Funds will convert approximately eight years after initial purchase and Class B shares of taxable and tax-exempt fixed income Select Pricing Funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply and the holding period for the shares exchanged will be tacked on to the holding period for the shares acquired. The conversion period also may be modified for investors that participate in certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

     Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services -- Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

     Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

Contingent Deferred Sales Charges -- Class C Shares

     Class C shares that are redeemed within one year of purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto. In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. It will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption. The Class C CDSC may be waived in connection with certain fee-based programs. See "Shareholder Services -- Fee-Based Programs."

Class B and Class C Sales Charge Information

                              CLASS B SHARES*
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
     Ended June 30,            by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                   $3,035,154                $3,035,154
          1997                   $3,245,099                $3,245,099
          1996                   $2,785,815                $2,785,815

             * Additional Class B CDSCs payable to the Distributor
               with respect to the fiscal years ended June 30, 1997 and 1998 may have been waived or converted to a contingent obligation in connection with a shareholder's participation in certain fee-based programs.

                               CLASS C SHARES
----------------------------------------------------------------------------
  For the Fiscal Year          CDSCs Received            CDSCs Paid to
     Ended June 30,            by Distributor            Merrill Lynch
------------------------  ------------------------  ------------------------
          1998                   $ 111,981                 $ 111,981
          1997                   $ 103,976                 $ 103,976
          1996                   $   84,568                $   84,568

     Merrill Lynch compensates its Financial Consultants for selling Class B and Class C shares at the time of purchase from its own funds. Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. See "Distribution Plans" below. Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below.

DISTRIBUTION PLANS

     Reference is made to "Fees and Expenses" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

     The Distribution Plans for Class B, Class C and Class D shares each provides that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities with respect to Class B, Class C and Class D shares. Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid (except that Class B shareholders may vote upon any material changes to expenses charged under the Class D Distribution Plan).

     The Distribution Plans for Class B and Class C shares each provides that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares.

     The Fund's Distribution Plans are subject to the provisions of Rule 12b-1 under the Investment Company Act. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and each related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Directors shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is reasonable likelihood that each Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders and all material amendments are required to be approved by the vote of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of the Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

     Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance and/or distribution fees paid to the Distributor. Payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the distribution-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans annually, as of December 31 of each year, on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs and the expenses consist of financial consultant compensation.

     As of December 31, 1997, the last date for which fully allocated accrual data is available, the fully allocated accrual revenues of the Distributor and Merrill Lynch for the period since the commencement of operations of Class B shares exceeded the fully allocated accrual expenses by approximately $7,581,000 (.17% of Class B net assets at that date). As of June 30, 1998, direct cash revenues for the period since the commencement of operations of Class B shares exceeded direct cash expenses by $133,238,949 (2.68% of Class B net assets at that date). As of December 31, 1997, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch for the period since the commencement of operations of Class C shares exceeded the fully allocated accrual revenues by approximately $704,000 (.17% of Class C net assets at that date). As of June 30, 1998, direct cash revenues for the period since the commencement of operations of Class C shares exceeded direct cash expenses by $5,976,815 (1.11% of Class C net assets at that date).

     For the fiscal year ended June 30, 1998, the Fund paid the Distributor $45,441,695 pursuant to the Class B Distribution Plan (based on average daily net assets subject to such Class B Distribution Plan of approximately $4.5 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the fiscal year ended June 30, 1998, the Fund paid the Distributor $4,356,852 pursuant to the Class C Distribution Plan (based on average daily net assets subject to such Class C Distribution Plan of approximately $435.7 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended June 30, 1998, the Fund paid the Distributor $3,298,009 pursuant to the Class D Distribution Plan (based on average daily net assets subject to such

Class D Distribution Plan of approximately $1.3 billion), all of which was paid to Merrill Lynch for providing account maintenance activities in connection with Class D shares.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

     The maximum sales charge rule in the Conduct Rules of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus
(2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

     The following table sets forth comparative information as of June 30, 1998 with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to the Class B shares, the Distributor's voluntary maximum.

                                                                DATA CALCULATED AS OF JUNE 30, 1998
                                   ----------------------------------------------------------------------------------------------
                                                                           (IN THOUSANDS)
                                                                                                                        ANNUAL
                                                                                                                     DISTRIBUTION
                                                                ALLOWABLE                  AMOUNTS                      FEE AT
                                    ELIGIBLE     ALLOWABLE     INTEREST ON   MAXIMUM      PREVIOUSLY     AGGREGATE   CURRENT NET
                                     GROSS       AGGREGATE       UNPAID       AMOUNT       PAID TO        UNPAID        ASSET
                                    SALES(1)    SALES CHARGE   BALANCE(2)    PAYABLE    DISTRIBUTOR(3)    BALANCE      LEVEL(4)
                                   ----------   ------------   -----------   --------   --------------   ---------   ------------
CLASS B SHARES FOR THE PERIOD
  OCTOBER 21, 1988 (COMMENCEMENT
  OF OPERATIONS) TO JUNE 30, 1998
Under NASD Rule as Adopted.......  $4,580,114     $286,257       $76,404     $362,661      $162,690      $199,971      $37,320
Under Distributor's Voluntary
  Waiver.........................  $4,580,114     $286,257       $22,900     $309,157      $162,690      $146,467      $37,320

CLASS C SHARES, FOR THE PERIOD
  OCTOBER 21, 1994 (COMMENCEMENT
  OF OPERATIONS) TO JUNE 30, 1998
Under NASD Rule as Adopted.......  $  497,690     $ 31,105       $ 4,586     $ 35,691      $  6,810      $ 28,881      $ 4,036

---------------
(1) Purchase price of all eligible Class B or Class C shares sold during the periods indicated other than shares acquired through dividend reinvestment and the exchange privilege.
(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1.0%, as permitted under the NASD Rule.
(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993 under the distribution plan in effect at that time, at a 1.0% rate, 0.75% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "What are the Fund's fees and expenses?" in the Prospectus. This figure may include CDSCs that were deferred when a shareholder redeemed shares prior to the expiration of the applicable CDSC period and invested the proceeds, without the imposition of a sales charge, in Class A shares in conjunction with the shareholder's participation in the Merrill Lynch Mutual Fund Advisor (Merrill Lynch MFA(SM)) Program (the "MFA Program"). The CDSC is booked as a contingent obligation that may be payable if the shareholder terminates participation in the MFA Program.

(footnotes continued)
(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any CDSC payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the voluntary maximum (with respect to Class B shares) or the NASD maximum (with respect to Class B and Class C shares).

                              REDEMPTION OF SHARES

     Reference is made to "How to Buy, Sell, Transfer and Exchange Shares" in the Prospectus.

     The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC that may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending in part on the market value of the securities held by the Fund at such time.

     The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the NYSE is restricted as determined by the Commission or the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists as defined by the Commission as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

REDEMPTION

     A shareholder wishing to redeem shares held with the Transfer Agent may do so without charge by tendering the shares directly to the Transfer Agent at Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. The redemption request in either event requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as such name(s) appear(s) on the Transfer Agent's register. The signature(s) on the redemption requests must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

     At various times the Fund may be requested to redeem shares for which it has not yet received good payment (e.g., cash, Federal funds or certified check drawn on a United States bank). The Fund may delay or cause to be delayed the mailing of a redemption check until such time as it has assured itself that good payment (e.g., cash, Federal funds or certified check drawn on a United States bank) has been collected for the purchase of such Fund shares, which will not exceed 10 days.

REPURCHASE

     The Fund also will repurchase Fund shares through a shareholder's listed securities dealer. The Fund normally will accept orders to repurchase Fund shares by wire or telephone from dealers for their customers at the net asset value next computed after the order is placed. Shares will be priced at the net asset value calculated on the day the request is received, provided that the request for repurchase is submitted to the dealer prior to fifteen minutes after the regular close of business on the NYSE (generally, the NYSE closes at

4:00 p.m., Eastern time) and such request is received by the Fund from such dealer not later than 30 minutes after the close of business on the NYSE on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the NYSE, in order to obtain that day's closing price.

     The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable
CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently $5.35) to confirm a repurchase of shares to such customers. Repurchases made directly through the Transfer Agent on accounts held at the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem Fund shares as set forth above.

REINSTATEMENT PRIVILEGE -- CLASS A AND CLASS D SHARES

     Shareholders who have redeemed their Class A or Class D shares of the Fund have a privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. Alternatively, the reinstatement privilege may be exercised through the investor's Merrill Lynch Financial Consultant within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds.

                               PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

     Reference is made to "How Shares are Priced" in the Prospectus.

     The net asset value of the shares of all classes of the Fund is determined once daily Monday through Friday as of 15 minutes after the close of business on the NYSE on each day the NYSE is open for trading. The NYSE generally closes at 4:00 p.m., Eastern time. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation. The NYSE is not open for trading on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Net asset value is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the fees payable to the Investment Adviser and Distributor, are accrued daily.

     The per share net asset value of Class B, Class C and Class D shares generally will be lower than the per share net asset value of Class A shares, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares, and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of the Class B and Class C shares generally will be lower than the per share net asset value of Class D shares reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

     Portfolio securities that are traded on stock exchanges are valued at the last sale price (regular way) on the exchange on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Directors as the primary market. Securities traded in the over-the-counter ("OTC") market are valued at the last available bid price in the OTC market prior to the time of valuation. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. Short positions in securities traded in the OTC market are valued at the last available ask price in the OTC market prior to the time of valuation. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based upon the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Other investments, including financial futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Directors of the Fund. Such valuations and procedures will be reviewed periodically by the Directors.

     Generally, trading in non-U.S. securities, as well as U.S. Government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Directors.

COMPUTATION OF OFFERING PRICE PER SHARE

     An illustration of the computation of the offering price for Class A, Class B, Class C and Class D shares of the Fund based on the value of the Fund's net assets and number of shares outstanding on June 30, 1998 is set forth below.

                                        CLASS A          CLASS B         CLASS C         CLASS D
                                     --------------   --------------   ------------   --------------
Net Assets.........................  $5,888,852,608   $4,976,004,010   $538,104,305   $1,734,702,186
                                     ==============   ==============   ============   ==============
Number of Shares Outstanding.......     141,733,126      122,013,710     13,323,980       41,877,096
                                     ==============   ==============   ============   ==============
Net Asset Value Per Share (net
  assets divided by number of
  shares outstanding)..............  $        41.55   $        40.78   $      40.39   $        41.42
Sales Charge (for Class A and Class
  D shares: 5.25% of offering
  price; 5.54% of net asset value
  per share)*......................            2.30               **             **             2.30
                                     --------------   --------------   ------------   --------------
Offering Price.....................  $        43.85   $        40.78   $      40.39   $        43.72
                                     ==============   ==============   ============   ==============

---------------
 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.
** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC on redemption of shares. See "Purchase of Shares -- Merrill Lynch Select Pricing(SM) System" and "-- Deferred Sales Charge Alternatives -- Contingent Deferred Sales Charges -- Class B Shares" and "-- Contingent Deferred Sales Charges -- Class C Shares" herein.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

TRANSACTIONS IN PORTFOLIO SECURITIES

     Subject to policies established by the Board of Directors, the Investment Adviser is primarily responsible for the execution of the Fund's portfolio transactions and the allocation of brokerage. The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best results in conducting portfolio transactions for the Fund, taking into account such factors as price (including the applicable dealer spread or commission), the size, type and difficulty of the transaction involved, the firm's general execution and operations facilities and the firm's risk in positioning the securities involved. The portfolio securities of the Fund generally are traded on a principal basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. While reasonable competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

     Subject to obtaining the best net results, dealers who provide supplemental investment research (such as information concerning tax-exempt securities, economic data and market forecasts) to the Investment Adviser may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser under its Investment Advisory Agreement and the expense of the Investment Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Supplemental investment research obtained from such dealers might be used by the Investment Adviser in servicing all of its accounts and all such research might not be used by the Investment Adviser in connection with the Fund. Consistent with the Conduct Rules of the NASD and policies established by the Directors of the Fund, the Investment Adviser may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

     For the fiscal year ended June 30, 1998, brokerage commissions paid to Merrill Lynch aggregated $33,000, which comprised 0.87% of the Fund's aggregate brokerage commissions paid and involved 1.24% of the Fund's aggregate dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended June 30, 1997, brokerage commissions paid to Merrill Lynch aggregated $73,423, which comprised 2.3% of the Fund's aggregate brokerage commissions paid and involved 2.9% of the Fund's aggregate dollar amount of transactions involving payment of commissions during the year. For the fiscal year ended June 30, 1996, brokerage commissions paid to Merrill Lynch aggregated $117,800, which comprised 3.8% of the Fund's aggregate brokerage commissions paid and involved 3.5% of the Fund's aggregate dollar amount of transactions involving payment of commissions during the year. Aggregate brokerage commissions paid by the Fund are set forth in the following table:

FISCAL YEAR ENDED JUNE 30,  BROKERAGE COMMISSIONS PAID
--------------------------  --------------------------
1998.....................   $3,777,402
1997.....................   $3,140,326
1996.....................   $3,092,682

     Under the Investment Company Act, persons affiliated with the Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principal for their own accounts, affiliated persons of the Fund, including Merrill Lynch and any of its affiliates, will not serve as the Fund's dealer in such transactions. However, affiliated persons of the Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, the Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which Merrill Lynch is a member or in a private placement in which Merrill Lynch serves as placement agent except pursuant to procedures adopted by the Board of Directors of the Fund that either comply with rules adopted by the Commission or with interpretations of the Commission staff.

     Certain court decisions have raised questions as to the extent to which investment companies should seek exemptions under the Investment Company Act in order to seek to recapture underwriting and dealer spreads from affiliated entities. The Directors have considered all factors deemed relevant and have made a determination not to seek such recapture at this time. The Directors will reconsider this matter from time to time.

     Section 11(a) of the Exchange Act generally prohibits members of the U.S. national securities exchanges from executing exchange transactions for their affiliates and institutional accounts that they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with a statement setting forth the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund. Securities may be held by, or be appropriate investments for, the Fund as well as other funds or investment advisory clients of the Investment Adviser or MLAM.

     Because of different objectives or other factors, a particular security may be bought for one or more clients of the Investment Adviser or an affiliate when one or more clients of the Investment Adviser or an affiliate are selling the same security. If purchases or sales of securities arise for consideration at or about the same time that would involve the Fund or other clients or funds for which the Investment Adviser or an affiliate act as manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Investment Adviser or an affiliate during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

                              SHAREHOLDER SERVICES

     The Fund offers a number of shareholder services and investment plans described below that are designed to facilitate investment in shares of the Fund. Full details as to each of such services, copies of the various plans and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, by calling the telephone number on the cover page hereof, or from the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

     Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will also receive separate confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and capital gains distributions. A shareholder with an account held at the Transfer Agent may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent. A shareholder may also maintain an account through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name may be opened automatically at the Transfer Agent.

     Share certificates are issued only for full shares and only upon the specific request of a shareholder who has an Investment Account. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent.

     Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration in the new brokerage firm's name.

EXCHANGE PRIVILEGE

     U.S. shareholders of each class of shares of the Fund have an exchange privilege with certain other Select Pricing Funds and Summit Cash Reserves Fund ("Summit"), a series of Financial Institutions Series Trust, which is a Merrill Lynch-sponsored money market fund specifically designated for exchange by holders of Class A, Class B, Class C and Class D shares of Select Pricing Funds. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made. Exercise of the exchange privilege is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes.

     Exchanges of Class A and Class D Shares. Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second Select Pricing Fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second Select Pricing Fund, but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second Select Pricing Fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class D shares are exchangeable with shares of the same class of other Select Pricing Funds.

     Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of other Select Pricing Funds or Class A shares of Summit ("new Class A or Class D shares"), are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charges paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A or Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares generally may be exchanged into the Class A or Class D shares, respectively, of the other funds with a reduced sales charge or without a sales charge.

     Exchanges of Class B and Class C Shares. Each Select Pricing Fund with Class B or Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another Select Pricing Fund or for Class B shares of Summit ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B or Class C shares of the fund from which the exchange has been made. For purposes of computing the CDSC that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B shares. For example, an investor may exchange Class B or Class C shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund's Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three-year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the Special Value Fund Class B shares for more than five years.

     Exchanges for Shares of a Money Market Fund. Class A and Class D shares are exchangeable for Class A shares of Summit and Class B and Class C shares are exchangeable for Class B shares of Summit. Class A shares of Summit have an exchange privilege back into Class A or Class D shares of Select Pricing Funds; Class B shares of Summit have an exchange privilege back into Class B or Class C shares of Select Pricing Funds and, in the event of such an exchange, the period of time that Class B shares of Summit are held will count toward satisfaction of the holding period requirement for purposes of reducing any CDSC and toward satisfaction of any Conversion Period with respect to Class B shares. Class B shares of Summit will be subject to a distribution fee at an annual rate of 0.75% of average daily net assets of such Class B shares. This exchange privilege does not apply with respect to certain Merrill Lynch fee-based programs for which alternative exchange arrangements may exist. Please see your Merrill Lynch Financial Consultant for further information.

     Prior to October 12, 1998, exchanges from the Fund and other Select Pricing Funds into a money market fund were directed to certain Merrill Lynch-sponsored money market funds other than Summit. Shareholders who have exchanged Select Pricing Fund shares for shares of such other money market funds and subsequently wish to exchange those money market fund shares for shares of the Fund will be subject to the CDSC schedule applicable to such Fund shares, if any. The holding period for the money market fund shares will not count toward satisfaction of the holding period requirement for reduction of the CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period. However, the holding period for Class B or Class C shares received in exchange for such money market fund shares will be aggregated with the holding period for the original shares for purposes of reducing the CDSC or satisfying the Conversion Period.

     Exchanges by Participants in the MFA Program. The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege is also modified with respect to purchases of

Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a Select Pricing Fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other Select Pricing Fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

     Exercise of the Exchange Privilege. To exercise the exchange privilege, a shareholder should contact his or her Merrill Lynch Financial Consultant, who will advise the Fund of the exchange. Shareholders of the Fund, and shareholders of the other Select Pricing Funds with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. This exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

FEE-BASED PROGRAMS

     Certain Merrill Lynch fee-based programs, including pricing alternatives for securities transactions (each referred to in this paragraph as a "Program"), may permit the purchase of Class A shares at net asset value. Under specified circumstances, participants in certain Programs may deposit other classes of shares which will be exchanged for Class A shares. Initial or deferred sales charges otherwise due in connection with such exchanges may be waived or modified, as may the Conversion Period applicable to the deposited shares. Termination of participation in a Program may result in the redemption of shares held therein or the automatic exchange thereof to another class at net asset value, which may be shares of a money market fund. In addition, upon termination of participation in a Program, shares that have been held for less than specified periods within such Program may be subject to a fee based upon the current value of such shares. These Programs also generally prohibit such shares from being transferred to another account at Merrill Lynch, to another broker-dealer or to the Transfer Agent. Except in limited circumstances (which may also involve an exchange as described above), such shares must be redeemed and another class of shares purchased (which may involve the imposition of initial or deferred sales charges and distribution and account maintenance fees) in order for the investment not to be subject to Program fees. Additional information regarding a specific Program (including charges and limitations on transferability applicable to shares that may be held in such Program) is available in such Program's client agreement and from the Transfer Agent at 1-800-MER-FUND or 1-800-637-3863.

RETIREMENT PLANS

     Individual retirement accounts and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available on request from Merrill Lynch. The minimum initial purchase to establish any such plan is $100, and the minimum subsequent purchase is $1.

AUTOMATED INVESTMENT PLANS

     A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if he or she is an eligible Class A investor) or Class B, Class C or Class D shares at the applicable public offering price. These purchases may be made either through the shareholder's securities dealer, or by mail directly to the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation also can be made through a service known as the Fund's Automatic Investment Plan. The Fund would be authorized, on a regular basis, to provide systematic additions to the Investment Account of such shareholder through charges of $50 or more to the regular bank account of the shareholder by either pre-authorized checks or automated clearing house debits. For investors who buy shares of the Fund through Blueprint, no minimum charge to the investor's bank account is required. Alternatively, an investor that maintains a CMA(R) or CBA(R) account may arrange to have periodic investments, of amounts of $100 ($1 for retirement accounts) or more, made in the Fund through the CMA(R) or CBA(R) Automated Investment Program from his or her CMA(R) or CBA(R) account or from certain related accounts.

AUTOMATIC DIVIDEND PROGRAM

     Unless specific instructions are given as to the method of payment, dividends and capital gains distributions will be automatically reinvested, without sales charge, in additional full and fractional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund as of the close of business on the NYSE on the monthly payment date for such dividends and distributions. No CDSC will be imposed upon redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

     Shareholders may, at any time, by written notification to Merrill Lynch if their account is maintained with Merrill Lynch, or by written notification or by telephone (1-800-MER-FUND) to the Transfer Agent, if their account is maintained with the Transfer Agent elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested in shares of the Fund or vice versa (provided that, in the event that a payment on an account maintained at the Transfer Agent would amount to $10.00 or less, a shareholder will not receive such payment in cash and such payment will automatically be reinvested in additional shares). Commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected. The Fund is not responsible for any failure of delivery to the shareholder's address of record and no interest will accrue on amounts represented by uncashed distribution checks. Cash payments can also be directly deposited to the shareholder's bank account.

SYSTEMATIC WITHDRAWAL PLANS

     A shareholder may elect to receive systematic withdrawals from his or her Investment Account by check or through automatic payment by direct deposit to his or her bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders that have acquired shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals are available for shareholders with shares having a value of $10,000 or more.

     At the time of each withdrawal payment, sufficient Class A, Class B, Class C or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify the dollar amount and the class of shares to be redeemed. Redemptions will be made at net asset value as determined 15 minutes after the close of business on the NYSE (generally, the NYSE closes at 4:00 p.m., Eastern time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the NYSE is not open for business on such date, the shares will be redeemed at the net asset value determined 15 minutes after the close of business on the NYSE on the following business day. The check for the withdrawal payment will be mailed, or the direct deposit of the withdrawal payment will be made, on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all shares in the Investment Account are reinvested automatically in Fund shares. A shareholder's Systematic Withdrawal Plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor.

     With respect to redemptions of Class B or Class C shares pursuant to a systematic withdrawal plan, the maximum number of Class B or Class C shares that can be redeemed from an account annually shall not exceed 10% of the value of shares of such class in that account at the time the election to join the systematic withdrawal plan was made. Any CDSC that otherwise might be due on such redemption of Class B or Class C shares will be waived. Shares redeemed pursuant to a systematic withdrawal plan will be redeemed in the same order as Class B or Class C shares are otherwise redeemed. See "Purchase of Shares -- Deferred Sales Charge Alternatives -- Class B and Class C Shares." Where the systematic withdrawal plan is applied to Class B shares, upon conversion of the last Class B shares in an account to Class D shares, the systematic withdrawal plan will be applied thereafter to Class D shares if the shareholder so elects. If an investor wishes to change the amount being withdrawn in a systematic withdrawal plan the investor should contact his or her Financial Consultant.

     Withdrawal payments should not be considered as dividends. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be reduced correspondingly. Purchases of additional shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for shares of the Fund from investors that maintain a Systematic Withdrawal Plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Automatic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

     Alternatively, a shareholder whose shares are held within a CMA(R), CBA(R) Account or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA(R) or CBA(R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $50. The proceeds of systematic redemptions will be posted to the shareholder's account three business days after the date the shares are redeemed. All redemptions are made at net asset value. A shareholder may elect to have his or her shares redeemed on the first, second, third or fourth Monday of each month, in the case of monthly redemptions, or of every other month, in the case of bimonthly redemptions. For quarterly, semiannual or annual redemptions, the shareholder may select the month in which the shares are to be redeemed and may designate whether the redemption is to be made on the first, second, third or fourth Monday of the month. If the Monday selected is not a business day, the redemption will be processed at net asset value on the next business day. The CMA(R) or CBA(R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automated Investment Program. For more information on the CMA(R) or CBA(R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

     Capital gains and ordinary income received in each of the retirement plans referred to above are exempt from Federal taxation until distributed from the plan. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

     It is the Fund's intention to distribute all of its net investment income, if any. Dividends from such investment income are paid semiannually. All net realized capital gains, if any, are distributed to the Fund's shareholders at least annually. Premiums from expired call options written by the Fund and net gains from closing purchase transactions are treated as short-term capital gains for Federal income tax purposes. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. See "Shareholder
Services -- Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends may be reinvested automatically in shares of the Fund. Dividends and distributions are taxable to shareholders, as described below, whether they are invested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Pricing of Shares -- Determination of Net Asset Value."

TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general on a October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

     Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income, whether or not reinvested. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in options) ("capital gain dividends") are taxable to shareholders as long-term gains, regardless of the length of time the shareholder has owned Fund shares. Certain additional categories of capital gains are taxable at different rates. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends, as well as any amount of capital gains dividends in the different categories of capital gain referred to above.

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the Fund's ordinary income dividends may be eligible for the dividends received deduction allowed to corporations under the Code, if certain requirements are met. For this purpose, the Fund will allocate dividends eligible for the dividends received deduction among the Class A, Class B, Class C and Class D shareholders according to a method (which it believes is consistent with the Securities and Exchange Commission rule permitting the issuance and sale of multiple classes of stock) that is based on the gross income allocable to Class A, Class B, Class C and Class D shareholders during the taxable year, or such other method as the Internal Revenue Service may prescribe. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period of the converted Class B shares.

     If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent any sales charge paid to the Fund reduces any sales charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

     A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning applicability of the United States withholding tax.

     Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

TAX TREATMENT OF OPTIONS TRANSACTIONS

     The Fund may write covered options with respect to the securities that it holds in its portfolio and enter into closing purchase transactions with respect to certain of such options. In general, unless an election is available to the Fund or an exception applies, such options that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to Section 1256 contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

     Code Section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and transactions in option contracts. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and closing transactions in options.

SPECIAL RULES FOR CERTAIN FOREIGN CURRENCY TRANSACTIONS

     In general, gains from "foreign currencies" and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, foreign currency futures and forward foreign exchange contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

     Under Code Section 988, special rules are provided for certain transactions in a currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from future contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing the basis of each shareholder's Fund shares and resulting in a capital gain for any shareholder who received a distribution greater than such shareholder's basis in Fund shares (assuming the shares were held as a capital asset). These rules and the mark-to-market rules described above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of currency fluctuations with respect to its investments.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

     Ordinary income and capital gain dividends may also be subject to state and local taxes.

     Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on United States Government obligations. State law varies as to whether dividend income attributable to United States Government obligations is exempt from state income tax.

     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of investment in the Fund.

                                PERFORMANCE DATA

     From time to time the Fund may include its average annual total return and other total return data in advertisements or information furnished to present or prospective shareholders. Total return figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return is determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

     Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data for various periods other than those noted below. Such data will be computed as described above, except that (1) as required by the periods of the quotations, actual annual, annualized or aggregate data, rather than average annual data, may be quoted and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In order to reflect the reduced sales charges in the case of Class A or Class D shares or the waiver of the CDSC in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge or may take into account the waiver of the CDSC and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted. The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

     Set forth in the tables below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                               CLASS A SHARES                          CLASS B SHARES
                                    -------------------------------------   -------------------------------------
                                      EXPRESSED AS      REDEEMABLE VALUE      EXPRESSED AS      REDEEMABLE VALUE
                                      A PERCENTAGE      OF A HYPOTHETICAL     A PERCENTAGE      OF A HYPOTHETICAL
                                       BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                      HYPOTHETICAL        AT THE END OF       HYPOTHETICAL        AT THE END OF
              PERIOD                $1,000 INVESTMENT      THE PERIOD       $1,000 INVESTMENT      THE PERIOD
              ------                -----------------   -----------------   -----------------   -----------------
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended June 30, 1998......         16.76%           $1,167.60             17.97%            $1,179.70
Five Years Ended June 30, 1998....         18.53%           $2,339.50             18.60%            $2,346.40
Ten Years Ended June 30, 1998.....         14.86%           $3,997.10                --                    --
Inception (October 21, 1988) to
  June 30, 1998...................            --                   --             14.29%            $3,650.50

                                                                ANNUAL TOTAL RETURN
                                                   (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended June 30,
1998..............................         23.23%          $1,232.30             21.97%           $1,219.70
1997..............................         29.95%          $1,299.50             28.61%           $1,286.10
1996..............................         19.92%          $1,199.20             18.71%           $1,187.10
1995..............................         21.67%          $1,216.70             20.45%           $1,204.50
1994..............................          5.68%          $1,056.80              4.61%           $1,046.10
1993..............................         19.03%          $1,190.30             17.81%           $1,178.10
1992..............................         15.08%          $1,150.80             13.90%           $1,139.00
1991..............................          5.39%          $1,053.90              4.33%           $1,043.30
1990..............................          1.77%          $1,017.70              0.73%           $1,007.30
1989..............................         16.29%          $1,162.90
Inception (October 21, 1988) to
  June 30, 1989...................            --                  --             10.33%           $1,103.30

                                                              AGGREGATE TOTAL RETURN
                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (July 1, 1977) to June
  30, 1998........................      2,343.88%          $24,438.80               --                   --
Inception (October 21, 1988) to
  June 30, 1998...................            --                   --           265.05%           $3,650.50

                                               CLASS C SHARES                          CLASS D SHARES
                                    -------------------------------------   -------------------------------------
                                      EXPRESSED AS      REDEEMABLE VALUE      EXPRESSED AS      REDEEMABLE VALUE
                                      A PERCENTAGE      OF A HYPOTHETICAL     A PERCENTAGE      OF A HYPOTHETICAL
                                       BASED ON A       $1,000 INVESTMENT      BASED ON A       $1,000 INVESTMENT
                                      HYPOTHETICAL        AT THE END OF       HYPOTHETICAL        AT THE END OF
              PERIOD                $1,000 INVESTMENT      THE PERIOD       $1,000 INVESTMENT      THE PERIOD
              ------                -----------------   -----------------   -----------------   -----------------
                                                             AVERAGE ANNUAL TOTAL RETURN
                                                    (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
One Year Ended June 30, 1998......         20.98%           $1,209.80             16.44%            $1,164.40
Inception (October 21, 1994) to
  June 30, 1998...................         23.08%           $2,152.20             22.24%            $2,098.50

                                                                ANNUAL TOTAL RETURN
                                                   (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Year Ended June 30,
1998..............................         21.98%          $1,219.80             22.89%           $1,228.90
1997..............................         28.60%          $1,286.00             29.65%           $1,296.50
1996..............................         18.69%          $1,186.90             19.61%           $1,196.10
Inception (October 21, 1994) to
  June 30, 1995...................         15.59%          $1,155.90             16.23%           $1,162.30

                                                              AGGREGATE TOTAL RETURN
                                                   (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Inception (October 21, 1994) to
  June 30, 1998...................        115.22%          $2,152.20            109.85%           $2,098.50

     On occasion, the Fund may compare its performance to that of the Standard & Poor's 500 Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine or other industry publications. When comparing its performance to a market index, the Fund may refer to various statistical measures derived from the historic performance of the Fund and the index, such as standard deviation and beta. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

     The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

     The Fund was incorporated under Maryland law on March 22, 1977. It has an authorized capital of 1,200,000,000 shares of Common Stock, par value $0.10 per share, divided into four classes, designated Class A, Class B, Class C and Class D Common Stock. Class A and Class B each consists of 400,000,000 shares, and Class C and Class D each consists of 200,000,000 shares. Class A, Class B, Class C and Class D Common Stock represent an interest in the same assets of the Fund and are identical in all respects except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Board of Directors of the Fund may classify and reclassify the shares of the Fund into additional classes of Common Stock at a future date.

     Shareholders are entitled to one vote for each share held and fractional votes for fractional shares held and will vote on the election of Directors and any other matter submitted to a shareholder vote. The Fund does not intend to hold meetings of shareholders in any year in which the Investment Company Act does not require shareholders to act on any of the following matters: (i) election of Directors; (ii) approval of an investment advisory agreement; (iii) approval of a distribution agreement; and (iv) ratification of selection of independent auditors. In addition, the by-laws of the Fund require that a special meeting of shareholders be held on the written request of at least 10% of the outstanding shares of the Fund entitled to vote at the meeting, if such request is in compliance with applicable Maryland law. Voting rights for Directors are not cumulative. Shares issued are fully paid and non-assessable and have no preemptive rights. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Each share is entitled to participate equally in dividends and distributions declared by the Fund and in the net assets of the Fund on liquidation or dissolution after satisfaction of outstanding liabilities. Stock certificates are issued by the transfer agent only on specific request. Certificates for fractional shares are not issued in any case.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to approval by the non-interested Directors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

     The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286 (the "Custodian"), acts as custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments.

TRANSFER AGENT

     Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's Transfer Agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "How to Buy, Sell, Transfer and Exchange Shares -- Through the Transfer Agent" in the Prospectus.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

     The fiscal year of the Fund ends on June 30 of each year. The Fund sends to its shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information.

ADDITIONAL INFORMATION

     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

     To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares as of October 1, 1998.

                              FINANCIAL STATEMENTS

     The Fund's audited financial statements are incorporated by reference in this Statement of Additional Information to its 1998 annual report to shareholders. You may request a copy of the annual report at no charge by calling (800) 456-4587 ext. 789 between 8:00 a.m. and 8:00 p.m. on any business day.

CODE #10124-10-98